                                                                    EXHIBIT 10.9

                                  $170,000,000

                                CREDIT AGREEMENT

                                      among

                     INTEGRATED DEFENSE TECHNOLOGIES, INC.,
                                  as Borrower,


                              IDT HOLDING, L.L.C.,

                                       and


                    THE DOMESTIC SUBSIDIARIES OF THE BORROWER
                        FROM TIME TO TIME PARTIES HERETO,
                                 as Guarantors,


                           THE LENDERS PARTIES HERETO


                                       and


                           FIRST UNION NATIONAL BANK,
                             as Administrative Agent


                                       and


                            CIBC WORLD MARKETS CORP.,
                              as Syndication Agent


                                       and


                        CREDIT LYONNAIS NEW YORK BRANCH,
                             as Documentation Agent

                                       and

           FIRST UNION SECURITIES, INC. and CIBC WORLD MARKETS CORP., as Co-Lead Arrangers and Joint Bookrunners


                         Dated as of September 29, 2000


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                                TABLE OF CONTENTS

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
ARTICLE I  DEFINITIONS............................................................................................1
         Section 1.1       Defined Terms..........................................................................1
         Section 1.2       Other Definitional Provisions.........................................................27
         Section 1.3       Accounting Terms......................................................................27
ARTICLE II  THE LOANS; AMOUNT AND TERMS..........................................................................28
         Section 2.1       Revolving Loans.......................................................................28
         Section 2.2       Tranche A Term Loan Facility..........................................................30
         Section 2.3       Tranche B Term Loan Facility..........................................................31
         Section 2.4       Letter of Credit Subfacility..........................................................33
         Section 2.5       Swingline Loan Subfacility............................................................36
         Section 2.6       Fees..................................................................................38
         Section 2.7       Commitment Reductions.................................................................39
         Section 2.8       Prepayments...........................................................................39
         Section 2.9       Minimum Principal Amount of Tranches..................................................41
         Section 2.10      Default Rate and Payment Dates........................................................42
         Section 2.11      Conversion Options....................................................................42
         Section 2.12      Computation of Interest and Fees......................................................42
         Section 2.13      Pro Rata Treatment and Payments.......................................................43
         Section 2.14      Non-Receipt of Funds by the Administrative Agent......................................45
         Section 2.15      Inability to Determine Interest Rate..................................................46
         Section 2.16      Illegality............................................................................46
         Section 2.17      Requirements of Law...................................................................47
         Section 2.18      Indemnity.............................................................................48
         Section 2.19      Taxes.................................................................................48
         Section 2.20      Indemnification; Nature of Issuing Lender's Duties....................................50
ARTICLE III  REPRESENTATIONS AND WARRANTIES......................................................................51
         Section 3.1       Financial Condition...................................................................51
         Section 3.2       No Change.............................................................................52
         Section 3.3       Corporate Existence; Compliance with Law..............................................52
         Section 3.4       Corporate Power; Authorization; Enforceable Obligations...............................52
         Section 3.5       No Legal Bar; No Default..............................................................53
         Section 3.6       No Material Litigation................................................................53
         Section 3.7       Investment Company Act................................................................53
         Section 3.8       Margin Regulations....................................................................53
         Section 3.9       ERISA.................................................................................53
         Section 3.10      Environmental Matters.................................................................54
         Section 3.11      Purpose of Loans......................................................................55
         Section 3.12      Subsidiaries..........................................................................55
         Section 3.13      Ownership.............................................................................56
         Section 3.14      Indebtedness..........................................................................56
         Section 3.15      Taxes.................................................................................56
         Section 3.16      Intellectual Property.................................................................56
         Section 3.17      Solvency..............................................................................57
         Section 3.18      Investments...........................................................................57
         Section 3.19      Location of Collateral................................................................57
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
         Section 3.20      No Burdensome Restrictions............................................................57
         Section 3.21      Brokers' Fees.........................................................................57
         Section 3.22      Labor Matters.........................................................................57
         Section 3.23      Security Documents....................................................................58
         Section 3.24      Accuracy and Completeness of Information..............................................58
         Section 3.25      Consummation of Acquisition; Representations and Warranties from Other Documents......58
         Section 3.26      Government Contracts..................................................................58
ARTICLE IV  CONDITIONS PRECEDENT.................................................................................59
         Section 4.1       Conditions to Closing Date and Initial Revolving Loans, Tranche A Term Loans and
                           Tranche B Term Loans..................................................................59
         Section 4.2       Conditions to All Extensions of Credit................................................65
ARTICLE V  AFFIRMATIVE COVENANTS.................................................................................66
         Section 5.1       Financial Statements..................................................................66
         Section 5.2       Certificates; Other Information.......................................................68
         Section 5.3       Payment of Obligations................................................................69
         Section 5.4       Conduct of Business and Maintenance of Existence......................................69
         Section 5.5       Maintenance of Property; Insurance....................................................69
         Section 5.6       Inspection of Property; Books and Records; Discussions................................70
         Section 5.7       Notices...............................................................................70
         Section 5.8       Environmental Laws....................................................................71
         Section 5.9       Financial Covenants...................................................................72
         Section 5.10      Additional Subsidiary Guarantors......................................................74
         Section 5.11      Compliance with Law...................................................................74
         Section 5.12      Pledged Assets........................................................................75
         Section 5.13      Bank Group Meeting....................................................................75
         Section 5.14      Employee Benefit Plans................................................................75
         Section 5.15      Interest Rate Protection..............................................................75
         Section 5.16      Environmental Compliance..............................................................76
         Section 5.17      Further Assurances....................................................................76
         Section 5.18      Spin-Off..............................................................................77
ARTICLE VI  NEGATIVE COVENANTS...................................................................................77
         Section 6.1       Indebtedness..........................................................................77
         Section 6.2       Liens.................................................................................78
         Section 6.3       Guaranty Obligations..................................................................78
         Section 6.4       Nature of Business....................................................................79
         Section 6.5       Consolidation, Merger, Sale or Purchase of Assets, etc................................79
         Section 6.6       Advances, Investments and Loans.......................................................80
         Section 6.7       Transactions with Affiliates..........................................................80
         Section 6.8       Ownership of Subsidiaries; Restrictions...............................................81
         Section 6.9       Fiscal Year; Organizational Documents; Material Contracts.............................81
         Section 6.10      Limitation on Restricted Actions......................................................81
         Section 6.11      Restricted Payments...................................................................82
         Section 6.12      Prepayments of Indebtedness, etc......................................................82
         Section 6.13      Sale Leasebacks.......................................................................82
         Section 6.14      No Further Negative Pledges...........................................................82
         Section 6.15      Parent Holding Company................................................................83
         Section 6.16      Lease Obligations.....................................................................83
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                                       ii

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
         Section 6.17      Management Fee........................................................................83
ARTICLE VII  EVENTS OF DEFAULT...................................................................................83
         Section 7.1       Events of Default.....................................................................83
         Section 7.2       Acceleration; Remedies................................................................86
ARTICLE VIII  THE AGENT..........................................................................................87
         Section 8.1       Appointment...........................................................................87
         Section 8.2       Delegation of Duties..................................................................87
         Section 8.3       Exculpatory Provisions................................................................87
         Section 8.4       Reliance by Administrative Agent......................................................88
         Section 8.5       Notice of Default.....................................................................88
         Section 8.6       Non-Reliance on Administrative Agent and Other Lenders................................89
         Section 8.7       Indemnification.......................................................................89
         Section 8.8       Administrative Agent in Its Individual Capacity.......................................90
         Section 8.9       Successor Administrative Agent........................................................90
ARTICLE IX  MISCELLANEOUS........................................................................................90
         Section 9.1       Amendments, Waivers and Release of Collateral.........................................90
         Section 9.2       Notices...............................................................................92
         Section 9.3       No Waiver; Cumulative Remedies........................................................93
         Section 9.4       Survival of Representations and Warranties............................................94
         Section 9.5       Payment of Expenses and Taxes.........................................................94
         Section 9.6       Successors and Assigns; Participations; Purchasing Lenders............................95
         Section 9.7       Adjustments; Set-off..................................................................97
         Section 9.8       Table of Contents and Section Headings................................................98
         Section 9.9       Counterparts..........................................................................99
         Section 9.10      Effectiveness.........................................................................99
         Section 9.11      Severability..........................................................................99
         Section 9.12      Integration...........................................................................99
         Section 9.13      Governing Law.........................................................................99
         Section 9.14      Consent to Jurisdiction and Service of Process........................................99
         Section 9.15      [RESERVED]...........................................................................100
         Section 9.16      Confidentiality......................................................................100
         Section 9.17      Acknowledgments......................................................................100
         Section 9.18      Waivers of Jury Trial................................................................101
ARTICLE X  GUARANTY.............................................................................................101
         Section 10.1      The Guaranty.........................................................................101
         Section 10.2      Bankruptcy...........................................................................102
         Section 10.3      Nature of Liability..................................................................102
         Section 10.4      Independent Obligation...............................................................102
         Section 10.5      Authorization........................................................................102
         Section 10.6      Reliance.............................................................................103
         Section 10.7      Waiver; No Discharge or Diminishment of Guarantee....................................103
         Section 10.8      Limitation on Enforcement............................................................105
         Section 10.9      Confirmation of Payment..............................................................105
         Section 10.10     Termination..........................................................................105
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                                      iii

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
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SCHEDULES
----------
Schedule 1.1(a)                     Account Designation Letter
Schedule 1.1(b)                     Schedule of Acquired Companies
Schedule 1.1(c)                     Permitted Liens
Schedule 2.1(a)                     Schedule of Lenders and Commitments
Schedule 2.1(b)(i)                  Form of Notice of Borrowing
Schedule 2.1(e)                     Form of Revolving Note
Schedule 2.2(d)                     Form of Tranche A Term Note
Schedule 2.3(d)                     Form of Tranche B Term Note
Schedule 2.4(a)                     Existing Letters of Credit
Schedule 2.5(d)                     Form of Swingline Note
Schedule 2.11                       Form of Notice of Conversion/Extension
Schedule 2.19                       Section 2.19 Certificate
Schedule 3.6                        Litigation
Schedule 3.9                        ERISA
Schedule 3.10                       Environmental Matters
Schedule 3.12                       Subsidiaries
Schedule 3.16                       Intellectual Property
Schedule 3.19(a)                    Location of Real Property
Schedule 3.19(b)                    Location of Collateral
Schedule 3.19(c)                    Chief Executive Offices
Schedule 3.22                       Labor Matters
Schedule 4.1(b)                     Form of Secretary's Certificate
Schedule 4.1(j)                     Form of Solvency Certificate
Schedule 5.2(f)                     Borrowing Base Certificate
Schedule 5.5(b)                     Insurance
Schedule 5.10                       Form of Joinder Agreement
Schedule 5.16                       Environmental Compliance Requirements
Schedule 5.17(c)                    Schedule of Required Material Contract Assignments
Schedule 6.1(b)                     Indebtedness
Schedule 9.2                        Schedule of Lenders' Lending Offices
Schedule 9.6(c)                     Form of Commitment Transfer Supplement

         CREDIT AGREEMENT, dated as of September 29, 2000, among INTEGRATED DEFENSE TECHNOLOGIES, INC., a Delaware corporation (the "BORROWER"), IDT HOLDING, L.L.C., a Delaware limited liability company (the "PARENT"), those Domestic Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto and such other Domestic Subsidiaries of the Borrower as may from time to time become a party hereto (collectively, the "GUARANTORS"), the several banks and other financial institutions as may from time to time become parties to this Agreement (collectively, the "LENDERS"; and individually, a "LENDER"), FIRST UNION NATIONAL BANK, a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the "ADMINISTRATIVE AGENT"), CIBC WORLD MARKETS CORP., as syndication agent (the "SYNDICATION AGENT"), CREDIT LYONNAIS NEW YORK BRANCH, as documentation agent (the "DOCUMENTATION AGENT"), and FIRST UNION SECURITIES, INC. and CIBC WORLD MARKETS CORP., as co-lead arrangers and joint bookrunners (collectively, the "CO-LEAD ARRANGERS" and "JOINT BOOKRUNNERS").

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested that the Lenders make loans and other financial accommodations to the Borrower in the amount of up to $170,000,000, as more particularly described herein;

         WHEREAS, the Lenders have agreed to make such loans and other financial accommodations to the Borrower on the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 DEFINED TERMS.


         As used in this Agreement, terms defined in the preamble to this Agreement have the meanings therein indicated, and the following terms have the following meanings:

         "ACCOUNT DESIGNATION LETTER" shall mean the Notice of Account Designation Letter dated the Closing Date from the Borrower to the Administrative Agent substantially in the form attached hereto as SCHEDULE 1.1(a).

         "ACQUIRED COMPANIES" shall mean, collectively, the companies listed on
SCHEDULE 1.1(b).

         "ACQUISITION" shall mean the acquisition of the Acquired Companies by the Borrower pursuant to the Acquisition Documents.

         "ACQUISITION DOCUMENTS" shall mean that Agreement and Plan of Merger dated as of June 27, 2000 among the Borrower, Tech-Sym Corporation and T-S Acquisition Corp., as amended, modified or supplemented from time to time.

         "ADDITIONAL CREDIT PARTY" shall mean each Person that becomes a Guarantor by execution of a Joinder Agreement in accordance with Section 5.10.

         "ADMINISTRATIVE AGENT" shall have the meaning set forth in the first paragraph of this Agreement and any successors in such capacity.

         "AFFILIATE" shall mean as to any Person, any other Person (excluding any Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" a Person if such Person possesses, directly or indirectly, power either (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "AGENTS" shall mean the Administrative Agent and the Syndication Agent.

         "AGREEMENT" shall mean this Credit Agreement, as amended, modified or supplemented from time to time in accordance with its terms.

         "AGGREGATE REVOLVING COMMITTED AMOUNT" shall have the meaning set forth in Section 2.1.

         "ALTERNATE BASE RATE" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof:
"PRIME RATE" shall mean, at any time, the rate of interest per annum publicly announced from time to time by First Union at its principal office in Charlotte, North Carolina as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by First Union as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks; and "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published on the next succeeding Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive in the absence of manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the opening of business on the date of such change.

         "ALTERNATE BASE RATE LOANS" shall mean Loans that bear interest at an interest rate based on the Alternate Base Rate.

         "APPLICABLE PERCENTAGE" shall mean, for any day, the rate per annum set forth below opposite the applicable level then in effect, it being understood that the Applicable Percentage for (i) Revolving Loans and Tranche A Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Revolving Loans and Tranche A Term Loans", (ii) Revolving Loans and Tranche A Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving Loans, Tranche A Term Loans and Letter of Credit Fee", (iii) Tranche B Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Tranche B Term Loans", (iv) Tranche B Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Tranche B Term Loans", (v) the Letter of Credit Fee shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving Loans, Tranche A Term Loans and Letter of Credit Fee", and (vi) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":



                                    Alternate       LIBOR Rate
                                     Base Rate       Margin for
                                     Margin for       Revolving
                                     Revolving     Loans, Tranche   Alternate Base     LIBOR Rate
                                     Loans and      A Term Loans      Rate Margin      Margin for
                  Leverage           Tranche A      and Letter of    for Tranche B     Tranche B         Commitment
  Level             Ratio            Term Loans      Credit Fee       Term Loans       Term Loans            Fee
-------------------------------------------------------------------------------------------------------------------
    I   greater than or equal to
        4.50 to 1.0                     2.50%         3.50%            3.00%            4.00%            0.500%
-------------------------------------------------------------------------------------------------------------------
    II  greater than or equal to
        4.00 to 1.0 but
        less than 4.50 to 1.0           2.25%         3.25%            2.75%            3.75%            0.500%
-------------------------------------------------------------------------------------------------------------------
   III  greater than or equal to
        3.50 to 1.0 but
        less than 4.00 to 1.0           2.00%         3.00%            2.75%            3.75%            0.500%
-------------------------------------------------------------------------------------------------------------------
    IV  greater than or equal to
        3.00 to 1.0 but
        less than 3.50 to 1.0           1.75%         2.75%            2.75%            3.75%            0.500%
-------------------------------------------------------------------------------------------------------------------
    V   less than 3.00 to 1.0           1.50%         2.50%            2.75%            3.75%            0.500%
-------------------------------------------------------------------------------------------------------------------

         The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Administrative Agent has received from the Borrower the quarterly financial information and certifications required to be delivered to the Administrative Agent and the Lenders in accordance with the provisions of Sections 5.1(b) and 5.2(b) (each an "INTEREST DETERMINATION DATE"). Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date. The initial Applicable Percentages shall be no lower than those set forth in Level II until the first Interest Determination Date occurring after March 31, 2001. After the Closing Date, if the Borrower shall fail to provide the quarterly financial information and certifications in accordance with the provisions of Sections 5.1(b) and 5.2(b), the Applicable Percentage from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Administrative Agent and the Lenders, be based on Level I until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio.

         "ASSET DISPOSITION" shall mean the disposition of any or all of the assets (including, without limitation, the Capital Stock of a Subsidiary or any ownership interest in a joint venture) of any Credit Party or any Subsidiary whether by sale, lease, transfer or otherwise. The term "Asset Disposition" shall not include (i) Specified Sales, (ii) the sale, lease or transfer of assets permitted by Section 6.5(a)(iii) or (iv) hereof, or (iii) any Equity Issuance.

         "BANKRUPTCY CODE" shall mean the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

         "BORROWER" shall have the meaning set forth in the first paragraph of this Agreement.

         "BORROWING BASE" shall mean the sum of (i) 85% of Eligible Receivables PLUS (ii) 50% of Eligible Unbilled Receivables PLUS (iii) 40% of Eligible Inventory.

         "BORROWING DATE" shall mean, in respect of any Loan, the date such Loan is made.

         "BUSINESS" shall have the meaning set forth in Section 3.10.

         "BUSINESS DAY" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close; PROVIDED, HOWEVER, that when used in connection with a rate determination, borrowing or payment in respect of a LIBOR Rate Loan, the term "Business Day" shall also exclude any day on which banks in London, England are not open for dealings in Dollar deposits in the London interbank market.

         "CAPITAL LEASE" shall mean any lease of property, real or personal, the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

         "CAPITAL LEASE OBLIGATIONS" shall mean the capitalized lease obligations relating to a Capital Lease determined in accordance with GAAP.

         "CAPITAL STOCK" shall mean (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "CASH EQUIVALENTS" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("GOVERNMENT OBLIGATIONS"), (ii) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "APPROVED BANK"), in each case with maturities of not more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition,
(iv) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, and (vi) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's.

         "CHANGE OF CONTROL" shall mean the occurrence of any of the following events: (a) the failure of the Sponsor or one or more of its Affiliates that are majority controlled by the Sponsor to maintain beneficial ownership, directly or indirectly, of Voting Stock of the Parent representing at least 70% of the combined voting power of all Voting Stock of the Parent (other than the Voting Stock of the Parent owned by institutional investors that own Voting Stock of the Parent on the Closing Date and their Affiliates), (b) any Person or two or more Persons acting in concert (other than the Sponsor, the holders of the Subordinated Notes on the Closing Date and any other individual or institutional investors that own Voting Stock of the Parent on the Closing Date and their Affiliates) shall have acquired beneficial ownership, directly or indirectly, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of control over, Voting Stock of the Parent (or other securities convertible into such Voting Stock) representing 20% or more of the combined voting power of all Voting Stock of the Parent, (c) the failure of the Parent to own, directly or indirectly, 100% of the combined voting power of all Voting Stock of the Borrower (other than the Voting Stock of the Borrower owned by the holders of the Subordinated Notes), (d) Continuing Directors or other directors designated by the Sponsor shall cease for any reason to constitute a majority of the members of the board of directors of the Parent or the Borrower then in office or (e) the occurrence of a "Change of Control" as defined in the Subordinated Notes. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934."

         "CLOSING DATE" shall mean the date of this Agreement.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "COLLATERAL" shall mean a collective reference to the Collateral which is identified in, and at any time will be covered by, the Security Documents.

         "COMMITMENT" shall mean the Revolving Commitment, the LOC Commitment, the Swingline Commitment, the Tranche A Term Loan Commitment and the Tranche B Term Loan Commitment, individually or collectively, as appropriate.

         "COMMITMENT FEE" shall have the meaning set forth in Section 2.6(a).

         "COMMITMENT PERCENTAGE" shall mean the Revolving Commitment Percentage, the LOC Commitment Percentage, the Tranche A Term Loan Commitment Percentage and/or the Tranche B Term Loan Commitment Percentage, as appropriate.

         "COMMITMENT PERIOD" shall mean the period from and including the Closing Date to but not including the Revolving Commitment Termination Date.

         "COMMITMENT TRANSFER SUPPLEMENT" shall mean a Commitment Transfer Supplement, substantially in the form of SCHEDULE 9.6(c).

         "COMMONLY CONTROLLED ENTITY" shall mean an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

         "CONSOLIDATED CAPITAL EXPENDITURES" shall mean, for any period, all capital expenditures of the Borrower and its Subsidiaries on a consolidated basis for such period, as determined in accordance with GAAP. The term "Consolidated Capital Expenditures" shall not include capital expenditures in respect of the reinvestment of proceeds derived from Recovery Events received by the Borrower and its Subsidiaries to the extent that such reinvestment is permitted under the Credit Documents.

         "CONSOLIDATED EBITDA" shall mean, for any period, the sum of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for
(A) Consolidated Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes, (C) losses (or MINUS gains) on the sale or disposition of assets outside the ordinary course of business and (D) depreciation, amortization expense and other non-cash, non-recurring extraordinary charges, all as determined in accordance with GAAP, plus (iii) management fees to the extent paid as permitted by Section 6.17, plus (iv) on a one-time basis, costs and expenses incurred by the Credit Parties in connection with the Acquisition, plus (v) for the first four (4) fiscal quarters following the Closing Date only, $750,000. Except as otherwise provided herein, determinations shall be made for the immediately preceding four (4) fiscal quarters.

         "CONSOLIDATED INTEREST EXPENSE" shall mean, for any period, all cash interest expense of the Borrower and its Subsidiaries (including, without limitation, the interest component under Capital Leases), as determined in accordance with GAAP. For purposes hereof, Consolidated Interest Expense for the first three complete fiscal quarters to occur after the Closing Date shall be determined by annualizing Consolidated Interest Expense such that for the first complete fiscal quarter to occur after the Closing Date such components would be multiplied by four (4), the first two complete fiscal quarters would be multiplied by two (2) and the first three fiscal quarters would be multiplied by one and one-third (1 1/3).

         "CONSOLIDATED NET INCOME" shall mean, for any period, net income (excluding extraordinary items) after taxes for such period of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

         "CONSOLIDATED NET WORTH" shall mean, as at any date of determination, the consolidated stockholders' equity of the Borrower and its Subsidiaries, as determined on a consolidated basis in accordance with GAAP.

         "CONTINUING DIRECTORS" shall mean either during any period of up to 24 consecutive months commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director whose election by the Borrower's board of directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved).

         "CONTRACTUAL OBLIGATION" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "COPYRIGHT LICENSES" shall mean any written agreement, naming any Obligor as licensor, granting any right under any Copyright including, without limitation, any thereof referred to in SCHEDULE 3.16.

         "COPYRIGHTS" shall mean (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright office including, without limitation, any thereof referred to in SCHEDULE 3.16, and (b) all renewals thereof including, without limitation, any thereof referred to in SCHEDULE 3.16.

         "CREDIT DOCUMENTS" shall mean this Agreement, each of the Notes, any Joinder Agreement, the Keepwell Agreement, the Lockbox Agreement, the Letters of Credit, LOC Documents and the Security Documents.

         "CREDIT PARTY" shall mean any of the Borrower or the Guarantors.

         "CREDIT PARTY OBLIGATIONS" shall mean, without duplication, (i) all of the obligations of the Credit Parties to the Lenders (including the Issuing Lender) and the Administrative Agent, whenever arising, under this Agreement, the Notes or any of the other Credit Documents (including, without limitation, the due and punctual payment of the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or similar proceeding and regardless of whether such interest is an allowed claim under the Bankruptcy Code) on the Loans, each payment required to be paid by the Borrower in respect of any Letter of Credit, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and all other monetary obligations, including fees, costs, expenses and indemnities) and (ii) all liabilities and obligations, whenever arising, owing from the Borrower or any of its Subsidiaries to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement.

         "DEBT ISSUANCE" shall mean the issuance of any Indebtedness for borrowed money by any Credit Party or any of its Subsidiaries (excluding, for purposes hereof, any Equity Issuance or any Indebtedness of the Borrower and its Subsidiaries permitted to be incurred pursuant to Section 6.1 hereof).

         "DEFAULT" shall mean any of the events specified in Section 7.1, whether or not any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

         "DEFAULTING LENDER" shall mean, at any time, any Lender that, at such time (a) has failed to make a Loan required pursuant to the term of this Credit Agreement, including the funding of a Participation Interest in accordance with the terms hereof, (b) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement, or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official.

         "DEFINED BENEFIT PLAN" shall mean a defined benefit plan within the meaning of Section 3(35) of ERISA or Section 414(j) of the Code, whether funded or unfunded, qualified or non-qualified (whether or not subject to ERISA or the Code).

         "DOLLARS" and "$" shall mean dollars in lawful currency of the United States of America.

         "DOMESTIC LENDING OFFICE" shall mean, initially, the office of each Lender designated as such Lender's Domestic Lending Office shown on SCHEDULE 9.2; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which Alternate Base Rate Loans of such Lender are to be made.

         "DOMESTIC SUBSIDIARY" shall mean any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

         "ELIGIBLE RECEIVABLES" shall mean as of any date of determination and without duplication, the aggregate book value of all accounts receivable, receivables, and obligations for payment created or arising from the sale of inventory or the rendering of services in the ordinary course of business (collectively, the "RECEIVABLES"), owned by or owing to the Borrower and its Subsidiaries, net of allowances and reserves for doubtful or uncollectible accounts and sales adjustments consistent with the Borrower's internal policies and in any event in accordance with GAAP, net of accrued incentive amounts (until such time as the Administrative Agent has determined to its satisfaction that such incentive could not be used as an offset to the applicable Receivable), but excluding in any event (i) Receivables subject to any Lien, other than any Permitted Lien, (ii) Receivables upon which the Administrative Agent does not have a perfected security interest, (iii) Receivables which are more than 120 days from the date of invoice (net of reserves for bad debts in connection with any such Receivables but before giving effect to any applicable credit), (iv) any Receivable not otherwise excluded by clause (iii) above but owing from an account debtor which is the account debtor on existing Receivables more than 50% of which are then excluded by such clause (iii), unless the exclusion by such clause (iii) is a result of a legitimate dispute by the account debtor and the applicable Receivables are no more than 120 days from the date of invoice, (v) Receivables evidenced by notes, chattel paper or other instruments, unless such notes, chattel paper or instruments (a) have been delivered to and are in the possession of the Administrative Agent or (b) the aggregate amount of the Receivables evidenced thereby is not greater than $50,000, (vi) Receivables owing by an account debtor which is subject to any bankruptcy or insolvency proceeding of any kind, (vii) Receivables owing by an account debtor located outside of the United States or Canada (unless payment for the goods shipped is either (a) covered by credit insurance in form and substance acceptable to the Administrative Agent or (b) secured by an irrevocable letter of credit in a form and from an institution acceptable to the Administrative Agent), (viii) Receivables which are contingent or subject to offset, deduction, counterclaim, credit, dispute or other defense to payment, in each case to the extent of such offset, deduction, counterclaim, dispute or other defense, (ix) Receivables for which any direct or indirect Subsidiary of the Borrower or any Affiliate of the Borrower is the account debtor, (x) Receivables representing a sale to the government of the United States of America or any subdivision thereof unless the Borrower or its Subsidiaries, as applicable have complied (to the satisfaction of the Administrative Agent), with respect to the granting of a security interest in such Receivable, with the Federal Assignment of Claims Act or other similar applicable law, (xi) Receivables (if any) created in connection with any sale where payment is due on delivery of inventory sold and (xii) Receivables which fail to meet such other specifications and requirements as may from time to time be established by the Administrative Agent in its reasonable discretion.

         "ELIGIBLE INVENTORY" shall mean, as of the date of determination, the gross dollar value (valued at the lower of cost (on a FIFO basis) or fair market value) of all finished goods and raw materials inventory of the Borrower and its Subsidiaries LESS appropriate reserves determined in accordance with GAAP applied on a consistent basis, BUT EXCLUDING in any event (i) inventory subject to a Lien other than a Permitted Lien, (ii) inventory upon which the Administrative Agent does not have a perfected security interest, (iii) inventory which fails to meet standards for sale or use imposed by Governmental Authorities having regulatory authority over such inventory or its use or sale, (iv) inventory which is not useable or saleable at prices approximating their cost (after taking into account, without duplication, the amount of any reserves for obsolescence, unsaleability or decline in value), (v) inventory which is leased or on consignment and (vi) packaging materials, supplies and work in process.

         "ELIGIBLE UNBILLED RECEIVABLES" shall mean Receivables from Government Contracts or a prime contractor on a Government Contract which would otherwise be Eligible Receivables and with respect to which the sale of inventory has occurred or the rendering of services has been performed and the payment obligations therefore are due and owing but which have not yet been invoiced in the ordinary course of business.

         "ENVIRONMENTAL LAWS" shall mean any and all applicable foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time be in effect during the term of this Agreement.

         "EQUITY ISSUANCE" shall mean any issuance by any Credit Party or any Subsidiary to any Person which is not a Credit Party of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity other than in connection with the Acquisition. The term "Equity Issuance" shall not include any Asset Disposition or any Debt Issuance.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "EURODOLLAR RESERVE PERCENTAGE" shall mean for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities, as defined in Regulation D of such Board as in effect from time to time, or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

         "EVENT OF DEFAULT" shall mean any of the events specified in Section 7.1; PROVIDED, HOWEVER, that any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

         "EXCESS CASH FLOW" shall mean, with respect to any fiscal year period of the Borrower and its Subsidiaries on a consolidated basis, an amount equal to
(a) Consolidated EBITDA for
such period MINUS (b) Consolidated Capital Expenditures for such period MINUS
(c) Scheduled Funded Debt Payments made during such period MINUS (d) Consolidated Interest Expense for such period MINUS (e) amounts paid in respect of federal, state, local and foreign income, value added and similar taxes with respect to such period MINUS (f) increases (or plus decreases) in working capital as of the end of such fiscal year when compared with working capital as of the end of the prior fiscal year MINUS (g) any management fees for such period to the extent paid as permitted by Section 6.17.

         "EXTENSION OF CREDIT" shall mean, as to any Lender, the making of a Loan by such Lender or the issuance of, or participation in, a Letter of Credit by such Lender.

         "FEDERAL FUNDS EFFECTIVE RATE" shall have the meaning set forth in the definition of "Alternate Base Rate".

         "FEE LETTER" shall mean the letter agreement dated July 31, 2000 addressed to the Borrower from the Administrative Agent, First Union Securities, Inc., CIBC, Inc. and CIBC World Markets Corp., as amended, modified or otherwise supplemented.

         "FIRST UNION" shall mean First Union National Bank, a national banking association.

         "FIXED CHARGE COVERAGE RATIO" shall mean, as of the end of each fiscal quarter of the Borrower, for the Borrower and its Subsidiaries on a consolidated basis for the four consecutive quarters ending on such date, the ratio of (i) Consolidated EBITDA for the applicable period MINUS Consolidated Capital Expenditures for the applicable period to (ii) the sum of Consolidated Interest Expense for the applicable period PLUS Scheduled Funded Debt Payments for the applicable period PLUS cash taxes paid during the applicable period. Notwithstanding the foregoing, for purposes of calculating the Fixed Charge Coverage Ratio for the first three complete fiscal quarters to occur after the Closing Date, the Fixed Charge Coverage Ratio shall be determined by annualizing the components thereof such that for the first complete fiscal quarter to occur after the Closing Date such components would be multiplied by four (4), the first two complete fiscal quarters would be multiplied by two (2) and the first three complete fiscal quarters would be multiplied by one and one-third
(1); provided however that with respect to the Consolidated Capital
Expenditures component only, for the first three complete fiscal quarters to occur after the Closing Date, Consolidated Capital Expenditures shall be deemed to be equal to the lesser of (x) the number obtained as a result of the product of the actual amount of Consolidated Capital Expenditures for such period times the applicable multiplier described in the immediately preceding clause or (y) $6,200,000.

         "FOREIGN SUBSIDIARY" shall mean any Subsidiary that is not a Domestic Subsidiary.

         "FUNDED DEBT" shall mean, with respect to any Person, without duplication, (a) all Indebtedness of such Person other than Indebtedness of the types referred to in clause (e), (f) and (i) of the definition of "Indebtedness" set forth in this Section 1.1, and excluding for the purposes of clause (j) of such definition of Indebtedness, any performance letters of credit (i.e., letters of credit which can be drawn upon only if the Borrower or any of its Subsidiaries fails to comply with or perform under any material provision of any contract) issued for the account of such Person, (b) all

Funded Debt of others of the type referred to in clause (a) above secured by (or for which the holder of such Funded Debt has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (c) all Guaranty Obligations of such Person with respect to Funded Debt of the type referred to in clause (a) above of another Person and (d) Funded Debt of the type referred to in clause
(a) above of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto.

         "GAAP" shall mean generally accepted accounting principles in effect in the United States of America applied on a consistent basis, SUBJECT, HOWEVER, in the case of determination of compliance with the financial covenants set out in
Section 5.9 to the provisions of Section 1.3.

         "GOVERNMENT ACTS" shall have the meaning set forth in Section 2.20.

         "GOVERNMENT CONTRACT" shall mean any contract entered into between the Borrower or any of its Subsidiaries and the government of the United States of America, or any department, agency, public corporation, or other instrumentality thereof.

         "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "GUARANTY OBLIGATIONS" shall mean, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

         "GUARANTOR" shall mean the Parent and any of the Domestic Subsidiaries identified as a "Guarantor" on the signature pages hereto and the Additional Credit Parties which execute a Joinder Agreement, together with their successors and permitted assigns.

         "GUARANTY" shall mean the guaranty of the Guarantors set forth in
Article X.

         "HEDGING AGREEMENTS" shall mean, with respect to any Person, any agreement entered into to protect such Person against fluctuations in interest rates, or currency or raw materials values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

         "INDEBTEDNESS" shall mean, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made without regard to any original issue discount relating thereto, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (h) the principal portion of all obligations of such Person under Capital Leases, (i) all obligations of such Person under Hedging Agreements, (j) the maximum amount of all letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration, (l) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, and (m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer.

         "INSOLVENCY" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of such term as used in
Section 4245 of ERISA.

         "INSOLVENT" shall mean being in a condition of Insolvency.

         "INSTRUMENTS OF ASSIGNMENT" shall have the meaning set forth in Section 5.17(c).

         "INTELLECTUAL PROPERTY" shall mean all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses

         "INTEREST COVERAGE RATIO" shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter of the

Borrower and its Subsidiaries, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

         "INTEREST DETERMINATION DATE" shall have the meaning assigned thereto in the definition of "Applicable Percentage".

         "INTEREST PAYMENT DATE" shall mean (a) as to any Alternate Base Rate Loan or Swingline Loan, the fifteenth (15th) day of each March, June, September and December and on the applicable Maturity Date, (b) as to any LIBOR Rate Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any LIBOR Rate Loan having an Interest Period longer than three months, each day which is three months after the first day of such Interest Period and the last day of such Interest Period.

         "INTEREST PERIOD" shall mean, with respect to any LIBOR Rate Loan,

                (i) initially, the period commencing on the Borrowing Date or conversion date, as the case may be, with respect to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower in the notice of borrowing or notice of conversion given with respect thereto; and

                (ii) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

                    PROVIDED that the foregoing provisions are subject to the following:


                           (A) if any Interest Period pertaining to a LIBOR Rate
                Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                           (B) any Interest Period pertaining to a LIBOR Rate
                Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month;

                           (C) if the Borrower shall fail to give notice as
                provided above, the Borrower shall be deemed to have selected an Alternate Base Rate Loan to replace the affected LIBOR Rate Loan;

                           (D) any Interest Period in respect of any Loan that
                would otherwise extend beyond the applicable Maturity Date and, further with regard to the Tranche A Term Loans and the Tranche B Term Loans, no Interest Period shall extend beyond any principal amortization payment date unless the portion of such Tranche A Term Loan or Tranche B Term Loan consisting of Alternate Base Rate Loans together with the portion of such Tranche A Term Loan and Tranche B Term Loan consisting of LIBOR Rate Loans with Interest Periods expiring prior to or concurrently with the date such principal amortization payment date is due, is at least equal to the amount of such principal amortization payment due on such date; and

                           (E) no more than eight (8) LIBOR Rate Loans may be in
                effect at any time. For purposes hereof, LIBOR Rate Loans with different Interest Periods shall be considered as separate LIBOR Rate Loans, even if they shall begin on the same date and have the same duration, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new LIBOR Rate Loan with a single Interest Period.

         "ISSUING LENDER" shall mean First Union or any other Lender designated by the Administrative Agent and agreed to by the Borrower.

         "ISSUING LENDER FEES" shall have the meaning set forth in Section
2.6(c).

         "JOINDER AGREEMENT" shall mean a Joinder Agreement substantially in the form of SCHEDULE 5.10, executed and delivered by an Additional Credit Party in accordance with the provisions of Section 5.10.

         "KEEPWELL AGREEMENT" shall mean that certain Keepwell Agreement dated as of the date hereof among the Borrower, the Sponsor and the Agents.

         "LENDER" shall have the meaning set forth in the first paragraph of this Agreement.

         "LETTERS OF CREDIT" shall mean any letter of credit issued by the Issuing Lender pursuant to the terms hereof, as such Letters of Credit may be amended, modified, extended, renewed or replaced from time to time.

         "LETTER OF CREDIT FEE" shall have the meaning set forth in Section 2.6(b).

         "LEVERAGE RATIO" shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter, the ratio of (a) Funded Debt of the Borrower and its Subsidiaries on a consolidated basis on the last day of such period to (b) Consolidated EBITDA for such twelve month period.

         "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest

Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%). If, for any reason, neither of such rates is available, then "LIBOR" shall mean the rate per annum at which, as determined by the Administrative Agent, Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 A.M. London time, two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

         "LIBOR LENDING OFFICE" shall mean, initially, the office of each Lender designated as such Lender's LIBOR Lending Office shown on SCHEDULE 9.2; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which the LIBOR Rate Loans of such Lender are to be made.

         "LIBOR RATE" shall mean a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:


                                              LIBOR
              LIBOR Rate =    ------------------------------------
                              1.00 - Eurodollar Reserve Percentage


         "LIBOR RATE LOAN" shall mean Loans the rate of interest applicable to which is based on the LIBOR Rate.

         "LIEN" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

         "LOAN" shall mean a Revolving Loan, a Swingline Loan, the Tranche A Term Loan and/or the Tranche B Term Loan as appropriate.

         "LOCKBOX AGREEMENT" shall mean the Lockbox Agreement dated as of the Closing Date to be executed in favor of the Administrative Agent by the Borrower and each other Credit Party, as amended, modified, restated or supplemented from time to time.

         "LOC COMMITMENT" shall mean the commitment of the Issuing Lender to issue Letters of Credit and with respect to each Lender, the commitment of such Lender to purchase participation interests in the Letters of Credit up to such Lender's LOC Committed Amount as specified in SCHEDULE 2.1(a), as such amount may be reduced from time to time in accordance with the provisions hereof.

         "LOC COMMITMENT PERCENTAGE" shall mean, for each Lender, the percentage identified as its LOC Commitment Percentage on SCHEDULE 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

         "LOC COMMITTED AMOUNT" shall mean, collectively, the aggregate amount of all of the LOC Commitments of the Lenders to issue and participate in Letters of Credit as referenced in Section 2.4 and, individually, the amount of each Lender's LOC Commitment as specified in SCHEDULE 2.1(a).

         "LOC DOCUMENTS" shall mean, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or (ii) any collateral security for such obligations.

         "LOC OBLIGATIONS" shall mean, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit PLUS (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

         "MANDATORY BORROWING" shall have the meaning set forth in Section 2.5(b)(ii) or Section 2.4(e), as the context may require.

         "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower or any Guarantor to perform its obligations, when such obligations are required to be performed, under this Agreement, any of the Notes or any other Credit Document or (c) the validity or enforceability of this Agreement, any of the Notes or any of the other Credit Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

         "MATERIAL CONTRACT" shall mean any contract or other arrangement, whether written or oral, to which the Borrower or any of its Subsidiaries is a party having a remaining value in excess of $1,000,000 in annual revenue.

         "MATERIALS OF ENVIRONMENTAL CONCERN" shall mean any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

         "MATURITY DATE" shall mean (i) with respect to the Tranche A Term Loan, the last scheduled quarterly payment date for the Tranche A Term Loan set forth in Section 2.2(b), (ii) with respect to the Tranche B Term Loan, the last scheduled quarterly payment date for the Tranche B Term Loan set forth in
Section 2.3(b) and (iii) with respect to the Revolving Loans, the Revolving Commitment Termination Date.

         "MOODY'S" shall mean Moody's Investors Service, Inc.

         "MORTGAGE INSTRUMENTS" shall have the meaning set forth in Section 4.1(f)(i).

         "MORTGAGE POLICIES" shall have the meaning set forth in Section 4.1(f)(iii).

         "MORTGAGED PROPERTIES" shall have the meaning set forth in Section 4.1(f)(i).

         "MULTIEMPLOYER PLAN" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "NET CASH PROCEEDS" shall mean the aggregate cash proceeds received by any Credit Party or any Subsidiary in respect of any Asset Disposition, Equity Issuance or Debt Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by any Credit Party or any Subsidiary in any Asset Disposition, Equity Issuance or Debt Issuance.

         "NOTE" or "NOTES" shall mean the Revolving Notes, the Swingline Note, the Tranche A Term Notes and/or the Tranche B Term Notes, collectively, separately or individually, as appropriate.

         "NOTICE OF ASSIGNMENT" shall have the meaning set forth in Section 5.17(c).

         "NOTICE OF BORROWING" shall mean the written notice of borrowing as referenced and defined in Section 2.1(b)(i) or 2.5(b)(i), as appropriate.

         "NOTICE OF CONVERSION" shall mean the written notice of extension or conversion as referenced and defined in Section 2.11.

         "OBLIGATIONS" shall mean, collectively, Loans and LOC Obligations.

         "OBLIGOR" or "OBLIGORS" shall mean the Borrower and the Guarantors.

         "OPERATING LEASE" shall mean, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

         "PARENT" shall mean IDT Holding, L.L.C., a Delaware limited liability company.

         "PARTICIPANT" shall have the meaning set forth in Section 9.6(b).

         "PARTICIPATION INTEREST" shall mean the purchase by a Lender of a participation interest in Letters of Credit as provided in Section 2.4 and in Swingline Loans as provided in Section 2.5.

         "PATENT LICENSE" shall mean all agreements, whether written or oral, providing for the grant by or to an Obligor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in SCHEDULE 3.16.

         "PATENTS" shall mean (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in SCHEDULE 3.16, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in SCHEDULE 3.16.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

         "PERMITTED INVESTMENTS" shall mean:

                (i) cash and Cash Equivalents;

                (ii) receivables owing to the Borrower or any of its Subsidiaries or any receivables and advances to suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                (iii) investments in and loans to any Credit Parties;

                (iv) loans and advances to officers, directors, employees and Affiliates in an aggregate amount not to exceed $100,000 at any time outstanding;

                (v) investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                (vi) investments, acquisitions or transactions permitted under
         Section 6.5(b); and

                (vii) additional loan advances and/or investments of a nature not contemplated by the foregoing clauses hereof, PROVIDED that such loans, advances and/or investments made pursuant to this clause (vii) shall not exceed an aggregate amount of $100,000.

         As used herein, "INVESTMENT" shall mean all investments, in cash or by delivery of property made, directly or indirectly in, to or from any Person, whether by acquisition of shares of Capital Stock, property, assets, indebtedness or other obligations or securities or by loan advance, capital contribution or otherwise.

         "PERMITTED LIENS" shall mean:

                (i) Liens created by or otherwise existing, under or in connection with this Agreement or the other Credit Documents in favor of the Lenders;

                (ii) Liens in favor of a Lender hereunder in connection with Hedging Agreements, but only (A) to the extent such Liens secure obligations under Hedging Agreements with any Lender, or any Affiliate of a Lender, (B) to the extent such Liens are on the same Collateral as to which the Administrative Agent on behalf of the Lenders also has a Lien and (C) if such provider and the Lenders shall share PARI PASSU in the Collateral subject to such Liens;

                (iii) purchase money Liens securing purchase money indebtedness (and refinancings thereof) to the extent permitted under Section 6.1(c);

                (iv) Liens for taxes, assessments, charges or other governmental levies not yet due and payable or which are being contested in good faith by appropriate proceedings, PROVIDED that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Subsidiaries with significant operations outside of the United States of America, generally accepted accounting principles in effect from time to time in their respective jurisdictions of incorporation);

                (v) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business (a) which are not overdue for a period of more than 60 days or
         (b) which are being contested in good faith by appropriate proceedings; provided that, unless such Liens are bonded, a reserve or other appropriate provision shall have been made therefor and maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Subsidiaries with significant operations outside of the United States of America, generally accepted accounting principles in effect from time to time in their respective jurisdictions of incorporation) and the aggregate amount of such Liens is less than $75,000;

                (vi) pledges or deposits in an aggregate amount not to exceed $75,000 made in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                (vii) deposits to secure the performance of bids, trade contracts, (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business in an aggregate amount not to exceed $75,000;

                (viii) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing clauses; PROVIDED that such extension, renewal or replacement Lien shall be limited to all or a part of the property which secured the Lien so extended, renewed or replaced (plus improvements on such property);

                (ix) Liens existing on the Closing Date and set forth on
         SCHEDULE 1.1(c); provided that (a) no such Lien shall at any time be extended to cover property or assets other than the property or assets subject thereto on the Closing Date and (b) the principal amount of the Indebtedness secured by such Liens shall not be extended, renewed, refunded or refinanced;

                (x) Liens arising in connection with Capitalized Leases or purchase money indebtedness to the extent permitted under Section 6.1(c); PROVIDED that any such Lien attaches to such asset concurrently with or within 10 days after acquisition thereof;

                (xi) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 7.1(f); and

                (xii) (a) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, minor defects or irregularities, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded) affecting the use of property, which do not materially detract from the value of such property or impair the use thereof for its intended purpose and (b) any other Lien or exception to coverage described in mortgagee policies of title insurance or surveys issued in favor of and accepted by the Administrative Agent with respect to any real property owned or leased by a Credit Party.

         "PERSON" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "PLAN" shall mean, at any particular time, any employee benefit plan which is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

         "PLEDGE AGREEMENT" shall mean the Pledge Agreement dated as of the Closing Date to be executed in favor of the Administrative Agent by the Borrower and each of the other Credit Parties, as amended, modified, restated or supplemented from time to time.

         "PRIME RATE" shall have the meaning set forth in the definition of Alternate Base Rate.

         "PROPERTIES" shall have the meaning set forth in Section 3.10(a).

         "PURCHASING LENDERS" shall have the meaning set forth in Section
9.6(c).

         "RECOVERY EVENT" shall mean the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds (whether on account of or characterized as property insurance, business interruption insurance, liability insurance or otherwise) or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective property or assets.

         "REGISTER" shall have the meaning set forth in Section 9.6(d).

         "RELATED FUND" shall mean, with respect to any Lender or other Person who invests in commercial bank loans in the ordinary course of business, any other fund or trust or entity that invests in commercial bank loans in the ordinary course of business and is advised or managed by such Lender or other Persons or the same investment advisor as such Lender or by an Affiliate of such Lender or investment advisor.

         "REORGANIZATION" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA.

         "REPORTABLE EVENT" shall mean any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty-day notice period is waived under PBGC Reg. Section 4043.

         "REQUIRED LENDERS" shall mean Lenders holding in the aggregate greater than 50% of (i) the Commitments (and Participation Interests therein) or (ii) if the Commitments have been terminated, the outstanding Loans and Participation Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit and of the Swingline Lender in Swingline Loans) PROVIDED, HOWEVER, that if any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Lenders, Obligations (including Participation Interests) owing to such Defaulting Lender and such Defaulting Lender's Commitments, or after termination of the Commitments, the principal balance of the Obligations owing to such Defaulting Lender.

         "REQUIREMENT OF LAW" shall mean, as to any Person, the Certificate of Incorporation and By-laws or other organizational or governing documents of such Person, and each law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "RESPONSIBLE OFFICER" shall mean, as to (a) the Borrower, the Chairman, the President and the Chief Executive Officer or the Chief Financial Officer or
(b) any other Credit Party, any duly authorized officer thereof.

         "RESTRICTED PAYMENT" shall mean (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock or outstanding warrants, options or other rights related thereto of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (d) any payment or prepayment of principal of, premium, if any, or interest on, redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Debt or (e) any payment under any noncompete agreement not specifically excluded under the Subordinated Note Documents.

         "REVOLVING COMMITMENT" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans in an aggregate principal amount at any time outstanding up to such Lender's Revolving Committed Amount.

         "REVOLVING COMMITMENT PERCENTAGE" shall mean, for each Lender, the percentage identified as its Revolving Commitment Percentage on SCHEDULE 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

         "REVOLVING COMMITMENT TERMINATION DATE" shall mean September 29, 2005.

         "REVOLVING COMMITTED AMOUNT" shall mean the amount of each Lender's Revolving Commitment as specified on SCHEDULE 2.1(a), as such amount may be reduced from time to time in accordance with the provisions hereof.

         "REVOLVING LOANS" shall have the meaning set forth in Section 2.1.

         "REVOLVING NOTE" or "REVOLVING NOTES" shall mean the promissory notes of the Borrower in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

         "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

         "SCHEDULED FUNDED DEBT PAYMENTS" shall mean, as of any date of determination for the Borrower and its Subsidiaries, the sum of all scheduled payments of principal on Funded Debt for the applicable period ending on the date of determination (including the principal component of payments due on Capital Leases during the applicable period ending on the date of determination).

         "SECURITY AGREEMENT" shall mean the Security Agreement dated as of the Closing Date given by the Borrower and the other Credit Parties to the Administrative Agent, as amended, modified or supplemented from time to time in accordance with its terms.

         "SECURITY DOCUMENTS" shall mean the Security Agreement, the Pledge Agreement, the Mortgage Instruments and such other documents executed and delivered in connection with the attachment and perfection of the Administrative Agent's security interests and liens arising thereunder, including, without limitation, UCC financing statements.

         "SINGLE EMPLOYER PLAN" shall mean any Plan which is not a Multiemployer Plan.

         "SPECIFIED SALES" shall mean (a) the sale, transfer, lease or other disposition of inventory and materials in the ordinary course of business, (b) the sale, transfer or other disposition of Permitted Investments described in clause (i) of the definition thereof and (c) the liquidation of (i) TELEFUNKEN Sendertechnik GmbH and (ii) Continental Electronics Corporation-Chile S.A.

         "SPONSOR" shall mean The Veritas Capital Fund, L.P.

         "SUBORDINATED DEBT" shall mean (a) the Subordinated Notes and (b) any other Indebtedness incurred by any Credit Party which by its terms is specifically subordinated in right of payment to the prior payment of the Credit Party Obligations.

         "SUBORDINATED NOTE DOCUMENTS" shall mean that certain Securities Purchase Agreement dated as of September 29, 2000 by and among Borrower, J. H. Whitney Mezzanine Fund, L.P., J. H. Whitney Market Value Fund, L.P., Greenleaf Capital, L.P., First Union Investors, Inc. and BNY Capital Partners, L.P. and any other documents executed in connection therewith.

         "SUBORDINATED NOTES" shall mean those certain Senior Subordinated Promissory Notes dated September 29, 2000 from Borrower to J. H. Whitney Mezzanine Fund, L.P., J. H. Whitney Market Value Fund, L.P., Greenleaf Capital, L.P., First Union Investors, Inc. and BNY Capital Partners, L.P.

         "SUBSIDIARY" shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "SWINGLINE COMMITMENT" shall mean the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount, and the commitment of the Lenders to purchase participation interests in the Swingline Loans as provided in Section 2.5(b)(ii), as such amounts may be reduced from time to time in accordance with the provisions hereof.

         "SWINGLINE COMMITTED AMOUNT" shall mean the amount of the Swingline Lender's Swingline Commitment as specified in Section 2.5(a).

         "SWINGLINE LENDER" shall mean First Union.

         "SWINGLINE LOAN" or "SWINGLINE LOANS" shall have the meaning set forth in Section 2.5(a).

         "SWINGLINE NOTE" shall mean the promissory note of the Borrower in favor of the Swingline Lender evidencing the Swingline Loans provided pursuant to Section 2.5(d), as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

         "SYNDICATION AGENT" shall mean CIBC World Markets Corp.

         "TAXES" shall have the meaning set forth in Section 2.19.

         "TRADEMARK LICENSE" shall means any agreement, written or oral, providing for the grant by or to an Obligor of any right to use any Trademark, including, without limitation, any thereof referred to in SCHEDULE 3.16.

         "TRADEMARKS" shall mean (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress and service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in SCHEDULE 3.16, and (b) all renewals thereof, including, without limitation, any thereof referred to in SCHEDULE 3.16.

         "TRANCHE A TERM LOAN" shall have the meaning set forth in Section
2.2(a).

         "TRANCHE A TERM LOAN COMMITMENT" shall mean, with respect to each Lender, the commitment of such Lender to make its portion of the Tranche A Term Loan in a maximum aggregate principal amount equal to such Lender's Tranche A Term Loan Commitment Percentage of the Tranche A Term Loan Committed Amount (and for purposes of making determinations of Required Lenders hereunder after the Closing Date, the principal amount outstanding on the Tranche A Term Loan).

         "TRANCHE A TERM LOAN COMMITMENT PERCENTAGE" shall mean, for any Lender, the percentage identified as its Tranche A Term Loan Commitment Percentage on
SCHEDULE 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6.

         "TRANCHE A TERM LOAN COMMITTED AMOUNT" shall have the meaning set forth in Section 2.2(a).

         "TRANCHE A TERM NOTE" or "TRANCHE A TERM NOTES" shall mean the promissory notes of the Borrower in favor of each of the Lenders evidencing the portion of the Tranche A Term Loan provided pursuant to Section 2.2(d), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

         "TRANCHE B TERM LOAN" shall have the meaning set forth in Section
2.3(a).

         "TRANCHE B TERM LOAN COMMITMENT" shall mean, with respect to each Lender, the commitment of such Lender to make its portion of the Tranche B Term Loan in a maximum aggregate principal amount equal to such Lender's Tranche B Term Loan Commitment Percentage of the Tranche B Term Loan Committed Amount (and for purposes of making determinations of Required Lenders hereunder after the Closing Date, the principal amount outstanding on the Tranche B Term Loan).

         "TRANCHE B TERM LOAN COMMITMENT PERCENTAGE" shall mean, for any Lender, the percentage identified as its Tranche B Term Loan Commitment Percentage on
SCHEDULE 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6.

         "TRANCHE B TERM LOAN COMMITTED AMOUNT" shall have the meaning set forth in Section 2.3(a).

         "TRANCHE B TERM NOTE" or "TRANCHE B TERM NOTES" shall mean the promissory notes of the Borrower in favor of each of the Lenders evidencing the portion of the Tranche B Term Loan provided pursuant to Section 2.3(d), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

         "TRANCHE" shall mean the collective reference to LIBOR Rate Loans whose Interest Periods begin and end on the same day. A Tranche may sometimes be referred to as a "LIBOR Tranche".

         "TRANSFER EFFECTIVE DATE" shall have the meaning set forth in each Commitment Transfer Supplement.

         "2.19 CERTIFICATE" shall have the meaning set forth in Section 2.19.

         "TYPE" shall mean, as to any Loan, its nature as an Alternate Base Rate Loan or LIBOR Rate Loan, as the case may be.

         "VOTING STOCK" shall mean, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

         "WORK" shall mean any work which is subject to copyright protection pursuant to Title 17 of the United States Code.

         Section 1.2 OTHER DEFINITIONAL PROVISIONS.

                (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes or other Credit Documents or any certificate or other document made or delivered pursuant hereto.

                (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         Section 1.3 ACCOUNTING TERMS.

         Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent with the most recent audited consolidated financial statements of the Borrower delivered to the Lenders; PROVIDED that, if the Borrower notifies the Administrative Agent that it wishes to amend any covenant in Section 5.9 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Section 5.9 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

         The Borrower shall deliver to the Administrative Agent and each Lender at the same time as the delivery of any annual or quarterly financial statements given in accordance with the provisions of Section 5.1, (i) a description in reasonable detail of any material change in the application of accounting principles employed in the preparation of such financial statements from those applied in the most recently preceding quarterly or annual financial statements as to which no objection shall have been made in accordance with the provisions above and (ii) a reasonable estimate of the effect on the financial statements on account of such changes in application.

         Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made in determining compliance for any applicable period with the financial covenants set forth in Section 5.9 (including without limitation for purposes of the definitions of "Applicable Percentage" and "Consolidated EBITDA" set forth in Section 1.1), (A) any Indebtedness of a Person which is retired in connection with the Acquisition or any other acquisition permitted pursuant to Section 6.5(b) shall be excluded from such calculations and deemed to have been retired as of the first day of such applicable period, and (B) income statement items and other balance sheet items (whether positive or negative) attributable to such Person acquired in such transaction shall be included in such calculations to the extent relating to such applicable period, subject to adjustments acceptable to the Administrative Agent.


                                   ARTICLE II

                           THE LOANS; AMOUNT AND TERMS

         Section 2.1 REVOLVING LOANS.

         (a) REVOLVING COMMITMENT. During the Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make, in an amount up to its applicable Revolving Committed Amount, revolving credit loans ("REVOLVING LOANS") to the Borrower from time to time in an aggregate principal amount of up to FORTY-FIVE MILLION DOLLARS ($45,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 2.6, the "AGGREGATE REVOLVING COMMITTED AMOUNT") for the purposes hereinafter set forth; PROVIDED, HOWEVER, that (i) with regard to each Lender individually, the sum of such Lender's share of outstanding Revolving Loans PLUS such Lender's Revolving Commitment Percentage of outstanding Swingline Loans plus such Lender's LOC Commitment Percentage of LOC Obligations shall not exceed such Lender's Revolving Committed Amount, and (ii) with regard to the Lenders collectively, the sum of the outstanding Revolving Loans PLUS outstanding Swingline Loans PLUS LOC Obligations shall not exceed the lesser of (A) the Aggregate Revolving Committed Amount and (B) the Borrowing Base. Notwithstanding the foregoing, the Borrower may obtain an initial Revolving Loan in the amount of $30,000,000 on the Closing Date provided that cash proceeds in that same amount from Tech-Sym Corporation shall be received by the Borrower immediately following the Closing Date and applied to repay such initial Revolving Loan and no additional borrowings shall be available hereunder until, after giving effect to any such borrowing, the Borrower will be in compliance with the Borrowing Base. Revolving Loans may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office.

         (b) REVOLVING LOAN BORROWINGS.

             (i) NOTICE OF BORROWING. The Borrower shall request a Revolving Loan borrowing by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of requested borrowing in the case of Alternate Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, (D) whether the borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof, and if LIBOR Rate Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing (a "NOTICE OF BORROWING") is attached as SCHEDULE 2.1(b)(I). If the Borrower shall fail to specify in any such Notice of Borrowing
         (I) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for an Alternate Base Rate Loan hereunder. The Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Lender's share thereof. All Revolving Loans made on the Closing Date shall bear interest at the Alternate Base Rate until the earlier of (i) the completion of the primary syndication of the Commitments to financial institutions which shall become Lenders hereunder or (ii) thirty days from the Closing Date.

             (ii) MINIMUM AMOUNTS. Each Revolving Loan which is an Alternate Base Rate Loan shall be in a minimum aggregate amount of $1,000,000 and in integral multiples of $100,000 in excess thereof (or the remaining amount of the Aggregate Revolving Committed Amount, if less). Each Revolving Loan which is an LIBOR Rate Loan shall be in a minimum aggregate amount of $2,000,000 and in integral multiples of $100,000 in excess thereof.

             (iii) ADVANCES. Each Lender will make its Revolving Commitment Percentage of each Revolving Loan borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in SCHEDULE 9.2, or at such other office as the Administrative Agent may designate in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

         (c) REPAYMENT. The principal amount of all Revolving Loans shall be due and payable in full on the Revolving Commitment Termination Date.

         (d) INTEREST. Subject to the provisions of Section 2.10, Revolving Loans shall bear interest as follows:

             (i) ALTERNATE BASE RATE LOANS. During such periods as Revolving Loans shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate PLUS the Applicable Percentage; and

             (ii) LIBOR RATE LOANS. During such periods as Revolving Loans shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate PLUS the Applicable Percentage.

         Interest on Revolving Loans shall be payable in arrears on each Interest Payment Date.

         (e) REVOLVING NOTES. Each Lender's Revolving Committed Amount shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of SCHEDULE 2.1(e).

         Section 2.2 TRANCHE A TERM LOAN FACILITY.

         (a) TRANCHE A TERM LOAN. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower on the Closing Date such Lender's Tranche A Term Loan Commitment Percentage of a term loan in Dollars (the "TRANCHE A TERM LOAN") in the aggregate principal amount of FIFTY MILLION DOLLARS ($50,000,000) (the "TRANCHE A TERM LOAN COMMITTED AMOUNT") for the purposes hereinafter set forth. The Tranche A Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request; provided that the Tranche A Term Loan made on the Closing Date shall bear interest at the Alternate Base Rate. The Borrower shall request the initial Tranche A Term Loan borrowing by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of requested borrowing. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office. Amounts repaid on the Tranche A Term Loan may not be reborrowed.

         (b) REPAYMENT OF TRANCHE A TERM LOAN. The principal amount of the Tranche A Term Loan shall be repaid in nineteen (19) consecutive quarterly installments as follows, unless accelerated sooner pursuant to Section 7.2:



================================ ===============================================
     Principal Amortization                     Tranche A Term Loan
          Payment Date                    Principal Amortization Payment
--------------------------------------------------------------------------------
        March 15, 2001                             $1,666,667
--------------------------------------------------------------------------------
         June 15, 2001                             $1,666,667
--------------------------------------------------------------------------------
      September 15, 2001                           $1,666,667
--------------------------------------------------------------------------------
       December 15, 2001                           $1,875,000
--------------------------------------------------------------------------------
        March 15, 2002                             $1,875,000
--------------------------------------------------------------------------------
         June 15, 2002                             $1,875,000
--------------------------------------------------------------------------------
      September 15, 2002                           $1,875,000
--------------------------------------------------------------------------------


================================ ===============================================
     Principal Amortization                   Tranche A Term Loan
          Payment Date                   Principal Amortization Payment
--------------------------------------------------------------------------------
       December 15, 2002                           $2,750,000
--------------------------------------------------------------------------------
        March 15, 2003                             $2,750,000
--------------------------------------------------------------------------------
         June 15, 2003                             $2,750,000
--------------------------------------------------------------------------------
      September 15, 2003                           $2,750,000
--------------------------------------------------------------------------------
       December 15, 2003                           $3,000,000
--------------------------------------------------------------------------------
        March 15, 2004                             $3,000,000
--------------------------------------------------------------------------------
         June 15, 2004                             $3,000,000
--------------------------------------------------------------------------------
      September 15, 2004                           $3,000,000
--------------------------------------------------------------------------------
       December 15, 2004                           $3,625,000
--------------------------------------------------------------------------------
        March 15, 2005                             $3,625,000
--------------------------------------------------------------------------------
         June 15, 2005                             $3,625,000
--------------------------------------------------------------------------------
      September 15, 2005                           $3,625,000
================================ ===============================================

         (c) INTEREST ON THE TRANCHE A TERM LOAN. Subject to the provisions of
Section 2.10, the Tranche A Term Loan shall bear interest as follows:

             (i) ALTERNATE BASE RATE LOANS. During such periods as the Tranche A Term Loan shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate PLUS the Applicable Percentage; and

             (ii) LIBOR RATE LOANS. During such periods as the Tranche A Term Loan shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate PLUS the Applicable Percentage.

         Interest on the Tranche A Term Loan shall be payable in arrears on each Interest Payment Date.

         (d) TRANCHE A TERM NOTES. Each Lender's Tranche A Term Loan Commitment Percentage of the Tranche A Term Loan Committed Amount shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of SCHEDULE 2.2(D).

         Section 2.3 TRANCHE B TERM LOAN FACILITY.

         (a) TRANCHE B TERM LOAN. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower on the Closing Date such Lender's Tranche B Term Loan Commitment Percentage of a term loan in Dollars (the "TRANCHE B TERM LOAN") in the aggregate principal amount of SEVENTY-FIVE MILLION DOLLARS ($75,000,000) (the "TRANCHE B TERM LOAN COMMITTED AMOUNT") for the purposes hereinafter set forth. The Tranche B Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request; provided that the Tranche B Term Loan made on the Closing Date shall bear interest at the Alternate Base Rate. The Borrower shall request the Tranche B Term Loan borrowing by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of requested borrowing. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office. Amounts repaid on the Tranche B Term Loan may not be reborrowed.

         (b) REPAYMENT OF TRANCHE B TERM LOAN. The principal amount of the Tranche B Term Loan shall be repaid in twenty-three (23) consecutive quarterly installments as follows:


=============================================================================
     Principal Amortization                 Tranche B Term Loan
          Payment Date                 Principal Amortization Payment
-----------------------------------------------------------------------------
        March 15, 2001                            $197,368
-----------------------------------------------------------------------------
         June 15, 2001                            $197,368
-----------------------------------------------------------------------------
      September 15, 2001                          $197,368
-----------------------------------------------------------------------------
       December 15, 2001                          $197,368
-----------------------------------------------------------------------------
        March 15, 2002                            $197,368
-----------------------------------------------------------------------------
         June 15, 2002                            $197,368
-----------------------------------------------------------------------------
      September 15, 2002                          $197,368
-----------------------------------------------------------------------------
       December 15, 2002                          $197,368
-----------------------------------------------------------------------------
        March 15, 2003                            $197,368
-----------------------------------------------------------------------------
         June 15, 2003                            $197,368
-----------------------------------------------------------------------------
      September 15, 2003                          $197,368
-----------------------------------------------------------------------------
       December 15, 2003                          $197,368
-----------------------------------------------------------------------------
        March 15, 2004                            $197,368
-----------------------------------------------------------------------------
         June 15, 2004                            $197,368
-----------------------------------------------------------------------------
      September 15, 2004                          $197,368
-----------------------------------------------------------------------------
       December 15, 2004                          $197,368
-----------------------------------------------------------------------------
        March 15, 2005                            $197,368
-----------------------------------------------------------------------------
         June 15, 2005                            $197,368
-----------------------------------------------------------------------------


=============================================================================
     Principal Amortization                Tranche B Term Loan
          Payment Date               Principal Amortization Payment
-----------------------------------------------------------------------------
      September 15, 2005                          $197,368
-----------------------------------------------------------------------------
       December 15, 2005                         $17,812,500
-----------------------------------------------------------------------------
        March 15, 2006                           $17,812,500
-----------------------------------------------------------------------------
         June 15, 2006                           $17,812,500
-----------------------------------------------------------------------------
      September 15, 2006                         $17,812,508
-----------------------------------------------------------------------------

         (c) INTEREST ON THE TRANCHE B TERM LOAN. Subject to the provisions of
Section 2.10, the Tranche B Term Loan shall bear interest as follows:

             (i) ALTERNATE BASE RATE LOANS. During such periods as the Tranche B Term Loan shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate PLUS the Applicable Percentage; and

             (ii) LIBOR RATE LOANS. During such periods as the Tranche B Term Loan shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate PLUS the Applicable Percentage.

         Interest on the Tranche B Term Loan shall be payable in arrears on each Interest Payment Date.

         (d) TRANCHE B TERM NOTES. Each Lender's Tranche B Term Loan Commitment Percentage of the Tranche B Term Loan Committed Amount shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of SCHEDULE 2.3(D).

         Section 2.4 LETTER OF CREDIT SUBFACILITY.

         (a) ISSUANCE. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require, during the Commitment Period the Issuing Lender shall issue, and the Lenders shall participate in, Letters of Credit for the account of the Borrower from time to time upon request in a form acceptable to the Issuing Lender; PROVIDED, HOWEVER, that (i) the aggregate amount of LOC Obligations shall not at any time exceed TWENTY FIVE MILLION DOLLARS ($25,000,000) (the "LOC COMMITTED AMOUNT"), (ii) the sum of outstanding Revolving Loans PLUS outstanding Swingline Loans PLUS LOC Obligations shall not at any time exceed the lesser of (A) the Aggregate Revolving Committed Amount and (B) the Borrowing Base, (iii) all Letters of Credit shall be denominated in U.S. Dollars and (iv) Letters of Credit shall be issued for lawful corporate purposes and may be issued as standby letters of credit, including in connection with workers' compensation and other insurance programs, and trade letters of credit. Except as set forth on SCHEDULE 2.4(a) or as otherwise expressly agreed upon by all the Lenders, no Letter of Credit shall have an original expiry date more than twelve (12) months from the date of issuance; PROVIDED, HOWEVER, so long as no Default or Event of Default has occurred and is continuing and subject to the other terms and conditions to the issuance of Letters of Credit hereunder, the expiry dates of Letters of Credit may be extended annually or periodically from time to time on the request of the Borrower or by operation of the terms of the applicable Letter of Credit to a date not more than twelve (12) months from the date of extension; PROVIDED, FURTHER, that no Letter of Credit, as originally issued or as extended, shall have an expiry date extending beyond the Revolving Commitment Termination Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry date of each Letter of Credit shall be a Business Day. Any Letters of Credit issued hereunder shall be in a minimum original face amount of $100,000; PROVIDED, HOWEVER, that Letters of Credit in a minimum original face amount of less than $100,000 but greater than $10,000 may be issued so long as there are no more than 15 such Letters of Credit outstanding at any given time; PROVIDED, FURTHER, that from time to time the Issuing Lender in its sole discretion may require cash security for any such Letters of Credit issued in a minimum original face amount of less than $100,000. First Union shall be the Issuing Lender on all Letters of Credit issued after the Closing Date.

         (b) NOTICE AND REPORTS. The request for the issuance of a Letter of Credit shall be submitted to the Issuing Lender at least five (5) Business Days prior to the requested date of issuance. The Issuing Lender will promptly upon request provide to the Administrative Agent for dissemination to the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of any prior report, and including therein, among other things, the account party, the beneficiary, the face amount, expiry date as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Administrative Agent promptly upon request copies of the Letters of Credit. The Issuing Lender will provide to the Administrative Agent promptly upon request a summary report of the nature and extent of LOC Obligations then outstanding.

         (c) PARTICIPATIONS. Each Lender then having an LOC Commitment Percentage upon issuance of a Letter of Credit shall be deemed to have purchased without recourse a participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any Collateral relating thereto, in each case in an amount equal to its LOC Commitment Percentage of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its LOC Commitment Percentage of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each such Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any LOC Document, each such Lender shall pay to the Issuing Lender its LOC Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

         (d) REIMBURSEMENT. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrower and the Administrative Agent. The Borrower shall reimburse the Issuing Lender on the day of drawing under any Letter of Credit (with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds as provided herein or in the LOC Documents. If the Borrower shall fail to reimburse the Issuing Lender as provided herein, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Alternate Base Rate plus two percent (2%) above the Applicable Percentage then applicable to Revolving Credit Loans. Unless the Borrower shall immediately notify the Issuing Lender and the Administrative Agent of its intent to otherwise reimburse the Issuing Lender, the Borrower shall be deemed to have requested a Revolving Loan in the amount of the drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the reimbursement obligations. The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit, this Agreement or any other Credit Document. The Issuing Lender will promptly notify the other Lenders having an LOC Commitment of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's LOC Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time), otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Effective Rate and thereafter at a rate equal to the Alternate Base Rate. Each such Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the Credit Party Obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever.

         (e) REPAYMENT WITH REVOLVING LOANS. On any day on which the Borrower shall have requested, or been deemed to have requested, a Revolving Loan to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested in connection with a drawing under a Letter of Credit, in which case a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans (each such borrowing, a "MANDATORY BORROWING") shall be immediately made (without giving effect to any termination of the Commitments pursuant to Section 7.2) PRO RATA based on each Lender's respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2) and in the case of both clauses (i) and (ii) the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each Lender having a Revolving Credit Commitment hereby irrevocably agrees to make such Revolving Loans immediately upon any such request or deemed request on account of each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date NOTWITHSTANDING (i) the amount of Mandatory Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder,
(ii) whether any conditions specified in Section 4.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required in Section 2.1(b), (v) the date of such Mandatory Borrowing, or (vi) any reduction in the Aggregate Revolving Committed Amount after any such Letter of Credit may have been drawn upon; PROVIDED, HOWEVER, that in the event any such Mandatory Borrowing should be less than the minimum amount for borrowings of Revolving Loans otherwise provided in Section 2.1(b)(ii), the Borrower shall pay to the Administrative Agent for its own account an administrative fee of $500. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code), then each such Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) its Participation Interests in the outstanding LOC Obligations; PROVIDED, FURTHER, that in the event any Lender shall fail to fund its Participation Interest on the day the Mandatory Borrowing would otherwise have occurred, then the amount of such Lender's unfunded Participation Interest therein shall bear interest payable by such Lender to the Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

         (f) MODIFICATION, EXTENSION. The issuance of any supplement, modification, amendment, renewal, or extension to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

         (g) UNIFORM CUSTOMS AND PRACTICES. To the extent not inconsistent with the laws of the State of North Carolina, the Issuing Lender shall have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

         Section 2.5 SWINGLINE LOAN SUBFACILITY.

         (a) SWINGLINE COMMITMENT. During the Commitment Period, subject to the terms and conditions hereof, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the Borrower (each a "SWINGLINE LOAN" and, collectively, the "SWINGLINE LOANS") for the purposes hereinafter set forth; PROVIDED, HOWEVER, (i) the aggregate amount of Swingline Loans outstanding at any time shall not exceed SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000) (the "SWINGLINE COMMITTED AMOUNT"), and (ii) the sum of the outstanding Revolving Loans PLUS outstanding Swingline Loans PLUS LOC Obligations shall not exceed the lesser of (A) the Aggregate Revolving Committed Amount and

(B) the Borrowing Base. Swingline Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

         (b) SWINGLINE LOAN BORROWINGS.

         (i) NOTICE OF BORROWING AND DISBURSEMENT. The Swingline Lender will make Swingline Loans available to the Borrower on any Business Day upon request made by the Borrower not later than 2:00 P.M. (Charlotte, North Carolina time) on such Business Day. A notice of request for Swingline Loan borrowing shall be made in the form of SCHEDULE 2.1(B)(I) with appropriate modifications. Swingline Loan borrowings hereunder shall be made in minimum amounts of $50,000 and in integral amounts of $50,000 in excess thereof.

         (ii) REPAYMENT OF SWINGLINE LOANS. Each Swingline Loan borrowing shall be due and payable on the Revolving Commitment Termination Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Administrative Agent, demand repayment of its Swingline Loans by way of a Revolving Loan borrowing, in which case the Borrower shall be deemed to have requested a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans in the amount of such Swingline Loans; PROVIDED, HOWEVER, that such a demand shall also be deemed to have been given one Business Day prior to each of (i) the Revolving Commitment Termination Date, (ii) the occurrence of any Event of Default described in Section 7.1(e), (iii) the acceleration of the Credit Party Obligations hereunder, whether on account of an Event of Default described in Section 7.1(e) or any other Event of Default, and (iv) the exercise of remedies in accordance with the provisions of Section 7.2 hereof (each such Revolving Loan borrowing made on account of any such deemed request therefor as provided herein shall also be hereinafter referred to as "MANDATORY BORROWING"). Each Lender hereby irrevocably agrees to make such Revolving Loans promptly upon any such request or deemed request on account of each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date NOTWITHSTANDING (I) the amount of Mandatory Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 4.2 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loans to be made by the time otherwise required in Section 2.1(b)(i), (V) the date of such Mandatory Borrowing, or (VI) any reduction in the Revolving Committed Amount or termination of the Revolving Commitments immediately prior to such Mandatory Borrowing or Contemporaneously therewith. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code), then each Lender having a Revolving Credit Commitment hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2). PROVIDED that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is purchased, and (B) at the time any purchase of

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

participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender interest on the principal amount of such participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate equal to, if paid within two (2) Business Days of the date of the Mandatory Borrowing, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

         (c) INTEREST ON SWINGLINE LOANS. Subject to the provisions of Section 2.10, Swingline Loans shall bear interest at a per annum rate equal to the Alternate Base Rate PLUS the applicable Percentage for Revolving Loans that are Alternate Base Rate Loans. Interest on Swingline Loans shall be payable in arrears on each Interest Payment Date.

         (d) SWINGLINE NOTE. The Swingline Loans shall be evidenced by a duly executed promissory note of the Borrower to the Swingline Lender in the original amount of the Swingline Committed Amount and substantially in the form of
Schedule 2.5(d).

         Section 2.6 FEES.

         (a) COMMITMENT FEE. In consideration of the Revolving Commitment, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders holding Revolving Commitments a commitment fee (the "COMMITMENT FEE") in an amount equal to the Applicable Percentage per annum on the average daily unused amount of the Aggregate Revolving Committed Amount. For purposes of computation of the Commitment Fee, LOC Obligations shall be considered usage of the Aggregate Revolving Committed Amount but Swingline Loans shall not be considered usage of the Aggregate Revolving Committed Amount. The Commitment Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the prior calendar quarter.

         (b) LETTER OF CREDIT FEES. In consideration of the LOC Commitments, the Borrower agrees to pay to the Issuing Lender for the ratable benefit of the Lenders having an LOC Commitment Percentage a fee (the "LETTER OF CREDIT FEE") equal to the Applicable Percentage per annum on the average daily maximum amount available to be drawn under each Letter of Credit from the date of issuance to the date of expiration. In addition to such Letter of Credit Fee, the Issuing Lender shall charge, and retain for its own account without sharing by the other Lenders, an additional facing fee of one-fourth of one percent (1/4%) per annum on the average daily maximum amount available to be drawn under each such Letter of Credit issued by it. The Issuing Lender shall promptly pay over to the Administrative Agent for the ratable benefit of the Lenders (including the Issuing Lender) the Letter of Credit Fee. The Letter of Credit Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the prior calendar quarter.

         (c) ISSUING LENDER FEES. In addition to the Letter of Credit Fees payable pursuant to subsection (b) hereof, the Borrower shall pay to the Issuing Lender for its own account without sharing by the other Lenders the reasonable and customary charges from time to time of the Issuing Lender with respect to the amendment, transfer, administration, cancellation and

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

conversion of, and drawings under, such Letters of Credit (collectively, the "ISSUING LENDER FEES").

         (d) ADMINISTRATIVE FEE. The Borrower agrees to pay to the Administrative Agent the annual administrative fee as described in the Fee Letter.

         Section 2.7 COMMITMENT REDUCTIONS.

         (a) VOLUNTARY REDUCTIONS. The Borrower shall have the right to terminate or permanently reduce the unused portion of the Aggregate Revolving Committed Amount at any time or from time to time upon not less than five Business Days' prior notice to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction which shall be in a minimum amount of $1,000,000 or a whole multiple of $100,000 in excess thereof and shall be irrevocable and effective upon receipt by the Administrative Agent, PROVIDED that no such reduction or termination shall be permitted if after giving effect thereto, and to any prepayments of the Loans made on the effective date thereof, the sum of the outstanding Revolving Loans PLUS outstanding Swingline Loans PLUS LOC Obligations would exceed the lesser of (A) the Aggregate Revolving Committed Amount and (B) the Borrowing Base.

         (b) MANDATORY REDUCTIONS. On any date that the Revolving Loans are required to be prepaid pursuant to the terms of Section 2.8(b) (ii), (iii) and
(iv), the Aggregate Revolving Committed Amount shall be automatically permanently reduced by the amount of such required prepayment and/or reduction.

         (c) REVOLVING COMMITMENT TERMINATION DATE. The Revolving Commitment, the Swingline Commitment and the LOC Commitment shall automatically terminate on the Revolving Commitment Termination Date.

         Section 2.8 PREPAYMENTS.

         (a) OPTIONAL PREPAYMENTS. The Borrower shall have the right to prepay Loans in whole or in part from time to time; PROVIDED, HOWEVER, that each partial prepayment of a Revolving Loan, the Tranche A Term Loan and the Tranche B Term Loan shall be in a minimum principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof, and each partial prepayment of a Swingline Loan shall be in a minimum principal amount of $50,000 and integral multiples of $50,000 in excess thereof. The Borrower shall give three Business Days' irrevocable notice in the case of LIBOR Rate Loans and one Business Day's irrevocable notice in the case of Alternate Base Rate Loans, to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable). Amounts prepaid under this Section 2.8(a) shall be applied first pro rata to the Tranche A Term Loan (ratably to the remaining principal installments thereof) and the Tranche B Term Loan (ratably to the remaining principal installments thereof) (provided, however, promptly upon notification thereof, one or more holders of the Tranche B Term Loan may decline to accept such payment to the extent there are sufficient amounts under the Tranche A Term Loan outstanding to be paid with such prepayment, in which case, such declined payments shall be allocated pro rata among the Tranche A Term Loan and the Tranche B Term Loan held by Lenders accepting such payments) and then (after the Tranche A Term Loan and Tranche B Term Loan have been paid in full) to the Revolving Loans, in each case first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.8(a) shall be subject to Section 2.18, but otherwise without premium or penalty. Interest on the principal amount prepaid shall be payable on the next occurring Interest Payment Date that would have occurred had such loan not been prepaid or, at the request of the Administrative Agent, interest on the principal amount prepaid shall be payable on any date that a prepayment is made hereunder through the date of prepayment. Amounts prepaid on the Revolving Loans and the Swingline Loans may be reborrowed in accordance with the terms hereof. Amounts prepaid on the Tranche A Term Loan and the Tranche B Term Loan may not be reborrowed.

         (b) MANDATORY PREPAYMENTS.

             (i) AGGREGATE REVOLVING COMMITTED AMOUNT. If at any time after the Closing Date, the sum of the outstanding Revolving Loans PLUS outstanding Swingline Loans PLUS LOC Obligations shall exceed the lesser of (A) the Aggregate Revolving Committed Amount and (B) the Borrowing Base, the Borrower immediately shall prepay the Loans in an amount sufficient to eliminate such excess (such prepayment to be applied as set forth in clause (vii) below).

             (ii) ASSET DISPOSITIONS. Promptly following any Asset Disposition in excess of $1,000,000 in the aggregate for all such Asset Dispositions in any fiscal year, the Borrower shall prepay the Loans in an aggregate amount equal to the Net Cash Proceeds derived from such Asset Disposition (such prepayment to be applied as set forth in clause
         (vii) below); provided, however, that such Net Cash Proceeds shall not be required to be so applied to the extent the Borrower delivers to the Administrative Agent a certificate stating that it intends to use such Net Cash Proceeds to acquire fixed or capital assets in replacement of the disposed assets within 180 days of the receipt of such Net Cash Proceeds, it being expressly agreed that (A) any Net Cash Proceeds not so reinvested shall be applied to repay the Loans immediately thereafter and (B) pending any such reinvestment such Net Cash Proceeds shall be held in a cash collateral account pledged to the Administrative Agent for the ratable benefit of the Lenders.

             (iii) ISSUANCES. Immediately upon receipt by any Credit Party of proceeds from (A) any Debt Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Debt Issuance to the Lenders (such prepayment to be applied as set forth in clause (vi) below) or (B) any Equity Issuance (other than, provided that no Default or Event of Default shall have occurred or be continuing at such time, an Equity Issuance raised for and applied solely to an acquisition permitted under Section 6.5(b)), the Borrower shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Equity Issuance (such prepayment to be applied as set forth in clause
         (vii) below).

             (iv) RECOVERY EVENT. To the extent of cash proceeds received in connection with a Recovery Event which are in excess of $500,000 in the aggregate and which are not applied in accordance with Section 6.5(a)(ii), immediately following the 180th day occurring after the receipt by a Credit Party of such cash proceeds, the Borrower shall prepay the Loans in an aggregate amount equal to one-hundred percent (100%) of such cash proceeds to the Lenders (such prepayment to be applied as set forth in clause (vii) below). Pending any such prepayment of the Loans such cash proceeds from a Recovery Event shall be held in a cash collateral account pledged to the Administrative Agent for the ratable benefit of the Lenders.

             (v) EXCESS CASH FLOW. Within 90 days after the end of each fiscal year (commencing with the fiscal year ending December 31, 2001), the Borrower shall prepay the Loans in an amount equal to (x) 75% of the Excess Cash Flow earned during such prior fiscal year less (y) the amount of any voluntary prepayments of the Tranche A Term Loan, the Tranche B Term Loan and (to the extent accompanied by a reduction in the Aggregate Revolving Committed Amount) the Revolving Loans during such prior fiscal year.

             (vi) ISSUANCE OF EQUITY. Immediately upon receipt of cash in the amount of $5,000,000 contributed, directly or indirectly, by the Sponsor pursuant to the Keepwell Agreement, the Borrower shall prepay the Loans in an amount equal to 100% of such cash amount (such prepayment to be applied as set forth in clause (vii) below).

             (vii) APPLICATION OF MANDATORY PREPAYMENTS. All amounts required to be paid pursuant to this Section 2.8(b) shall be applied as follows:
         (A) with respect to all amounts prepaid pursuant to Section 2.8(b)(i), to the Revolving Loans and then (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations, (B) with respect to all amounts prepaid pursuant to Sections 2.8(b)(ii) through (vi), (1) first, pro rata to the Tranche A Term Loan and the Tranche B Term Loan (ratably to the remaining principal installments thereof); PROVIDED, HOWEVER, promptly upon notification thereof, one or more holders of the Tranche B Term Loan may decline to accept a mandatory prepayment under Section 2.8(b)(ii) through (vi) to the extent there are sufficient amounts under the Tranche A Term Loan outstanding to be paid with such prepayment, in which case, such declined payments shall be allocated pro rata among the Tranche A Term Loan and the Tranche B Term Loan held by Lenders accepting such prepayments, and (2) second, to the Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations. Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.8(b) shall be subject to Section 2.18 and be accompanied by interest on the principal amount prepaid through the date of prepayment and any other amounts accrued and unpaid.

         Section 2.9 MINIMUM PRINCIPAL AMOUNT OF TRANCHES.

         All borrowings, payments and prepayments in respect of Revolving Loans, the Tranche A Term Loan and the Tranche B Term Loan shall be in such amounts and be made pursuant to such elections so that after giving effect thereto the aggregate principal amount of the Revolving Loans, the Tranche A Term Loan and the Tranche B Term Loan comprising any Tranche shall be (a) with respect to Alternate Base Rate Loans, $1,000,000 or a whole multiple of $100,000 in excess thereof, and (ii) with respect to LIBOR Rate Loans, $2,000,000 or a whole multiple of $100,000 in excess thereof.

         Section 2.10 DEFAULT RATE AND PAYMENT DATES.

         Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Alternate Base Rate plus the highest Applicable Percentage provided in the definition of "Applicable Percentage" for Alternate Base Rate Loans PLUS 2%).

         Section 2.11 CONVERSION OPTIONS.

         (a) The Borrower may, in the case of Revolving Loans, the Tranche A Term Loan and the Tranche B Term Loan, elect from time to time to convert Alternate Base Rate Loans to LIBOR Rate Loans, by giving the Administrative Agent at least three Business Days' prior irrevocable written notice of such election. A form of Notice of Conversion/ Extension is attached as SCHEDULE
2.11. If the date upon which an Alternate Base Rate Loan is to be converted to a LIBOR Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such Loan shall bear interest as if it were an Alternate Base Rate Loan. All or any part of outstanding Alternate Base Rate Loans may be converted as provided herein, PROVIDED that (i) no Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing and (ii) partial conversions shall be in an aggregate principal amount of $2,000,000 or a whole multiple of $100,000 in excess thereof.

         (b) Any LIBOR Rate Loans may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 2.11(a); PROVIDED, that no LIBOR Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, in which case such Loan shall be automatically converted to an Alternate Base Rate Loan at the end of the applicable Interest Period with respect thereto. If the Borrower shall fail to give timely notice of an election to continue a LIBOR Rate Loan, or the continuation of LIBOR Rate Loans is not permitted hereunder, such LIBOR Rate Loans shall be automatically converted to Alternate Base Rate Loans at the end of the applicable Interest Period with respect thereto.

         Section 2.12 COMPUTATION OF INTEREST AND FEES.

         (a) Interest payable hereunder with respect to Alternate Base Rate Loans shall be calculated on the basis of a year of 365 days (or 366 days, as applicable) for the actual days elapsed. All other fees, interest and all other amounts payable hereunder shall be calculated on

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

the basis of a 360 day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a LIBOR Rate on the Business Day of the determination thereof. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate shall become effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change.

         (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the computations used by the Administrative Agent in determining any interest rate.

         Section 2.13 PRO RATA TREATMENT AND PAYMENTS.

         (a) Each borrowing of Revolving Loans and any reduction of the Revolving Commitments shall be made PRO RATA according to the respective Revolving Commitment Percentages of the Lenders. Each payment under this Agreement or any Note shall be applied, first, to any fees then due and owing by the Borrower pursuant to Section 2.6, second, to interest then due and owing in respect of the Notes of the Borrower and, third, to principal then due and owing hereunder and under the Notes of the Borrower. Each payment on account of any fees pursuant to Section 2.6 shall be made PRO RATA in accordance with the respective amounts due and owing (except as to the portion of the Letter of Credit retained by the Issuing Lender and the Issuing Lender Fees). Each payment (other than prepayments) by the Borrower on account of principal of and interest on the Revolving Loans, the Tranche A Term Loan and on the Tranche B Term Loan shall be made PRO RATA according to the respective amounts due and owing in accordance with Section 2.8 hereof. Prepayments made pursuant to Section 2.16 shall be applied in accordance with such section. Each mandatory prepayment on account of principal of the Loans shall be applied in accordance with Section 2.8(b). All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without defense, set-off or counterclaim (except as provided in Section 2.19(b)) and shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent's office specified on SCHEDULE 9.2 in Dollars and in immediately available funds not later than 1:00 P.M. (Charlotte, North Carolina time) on the date when due. The Administrative Agent shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the LIBOR Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Rate Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

         (b) ALLOCATION OF PAYMENTS AFTER EVENT OF DEFAULT. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

             FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Administrative Agent with respect to the Collateral under or pursuant to the terms of the Collateral Documents;

             SECOND, to payment of any fees owed to the Administrative Agent;

             THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

             FOURTH, to the payment of all of the Credit Party Obligations consisting of accrued fees and interest;

             FIFTH, to the payment of the outstanding principal amount of the Credit Party Obligations (including the payment or cash collateralization of the outstanding LOC Obligations);

             SIXTH, to all other Credit Party Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

             SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

         In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC Obligations held by such Lender bears to the aggregate then outstanding Loans and LOC Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of

         Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 2.13(b).

         Section 2.14 NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT.

         (a) Unless the Administrative Agent shall have been notified in writing by a Lender prior to the date a Loan is to be made by such Lender (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Loan available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such proceeds available to the Administrative Agent on such date, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Effective Rate.

         (b) Unless the Administrative Agent shall have been notified in writing by the Borrower, prior to the date on which any payment is due from it hereunder (which notice shall be effective upon receipt) that the Borrower does not intend to make such payment, the Administrative Agent may assume that such Borrower has made such payment when due, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to each Lender on such payment date an amount equal to the portion of such assumed payment to which such Lender is entitled hereunder, and if the Borrower has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, repay to the Administrative Agent the amount made available to such Lender. If such amount is repaid to the Administrative Agent on a date after the date such amount was made available to such Lender, such Lender shall pay to the Administrative Agent on demand interest on such amount in respect of each day from the date such amount was made available by the Administrative Agent to such Lender to the date such amount is recovered by the Administrative Agent at a per annum rate equal to the Federal Funds Effective Rate.

         (c) A certificate of the Administrative Agent submitted to the Borrower or any Lender with respect to any amount owing under this Section 2.14 shall be conclusive in the absence of manifest error.

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

         Section 2.15 INABILITY TO DETERMINE INTEREST RATE.

         Notwithstanding any other provision of this Agreement, if (i) the Administrative Agent shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the relevant market, reasonable and adequate means do not exist for ascertaining LIBOR for such Interest Period, or (ii) the Required Lenders shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of funding LIBOR Rate Loans that the Borrower has requested be outstanding as a LIBOR Tranche during such Interest Period, the Administrative Agent shall forthwith give telephone notice of such determination, confirmed in writing, to the Borrower, and the Lenders at least two Business Days prior to the first day of such Interest Period. Unless the Borrower shall have notified the Administrative Agent upon receipt of such telephone notice that it wishes to rescind or modify its request regarding such LIBOR Rate Loans, any Loans that were requested to be made as LIBOR Rate Loans shall be made as Alternate Base Rate Loans and any Loans that were requested to be converted into or continued as LIBOR Rate Loans shall remain as or be converted into Alternate Base Rate Loans. Until any such notice has been withdrawn by the Administrative Agent, no further Loans shall be made as, continued as, or converted into, LIBOR Rate Loans for the Interest Periods so affected.

         Section 2.16 ILLEGALITY.

         Notwithstanding any other provision of this Agreement, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by the relevant Governmental Authority to any Lender shall make it unlawful for such Lender or its LIBOR Lending Office to make or maintain LIBOR Rate Loans as contemplated by this Agreement or to obtain in the interbank eurodollar market through its LIBOR Lending Office the funds with which to make such Loans, (a) such Lender shall promptly notify the Administrative Agent and the Borrower thereof, (b) the commitment of such Lender hereunder to make LIBOR Rate Loans or continue LIBOR Rate Loans as such shall forthwith be suspended until the Administrative Agent shall give notice that the condition or situation which gave rise to the suspension shall no longer exist, and (c) such Lender's Loans then outstanding as LIBOR Rate Loans, if any, shall be converted on the last day of the Interest Period for such Loans or within such earlier period as required by law as Alternate Base Rate Loans. The Borrower hereby agrees promptly to pay any Lender, upon its demand, any additional amounts necessary to compensate such Lender for actual and direct costs (but not including anticipated profits) reasonably incurred by such Lender in making any repayment in accordance with this Section including, but not limited to, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office) to avoid or to minimize any amounts which may otherwise be payable pursuant to this Section; PROVIDED, HOWEVER, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

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

         Section 2.17 REQUIREMENTS OF LAW.

         (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

             (i) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit or any application relating thereto, any LIBOR Rate Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for changes in the rate of tax on the overall net income of such Lender);

             (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the LIBOR Rate hereunder; or

             (iii) shall impose on such Lender any other condition;

         and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining LIBOR Rate Loans or the Letters of Credit or to reduce any amount receivable hereunder or under any Note, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender reasonably deems to be material as determined by such Lender with respect to its LIBOR Rate Loans or Letters of Credit. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this paragraph of this Section; PROVIDED, HOWEVER, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender to be material.

         (b) If any Lender shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, within fifteen
(15) days after demand by such Lender, the Borrower shall pay to such Lender such additional amount as shall be certified by such Lender as being required to compensate it for such reduction. Such a certificate as to any additional amounts payable under this Section submitted by a Lender (which certificate shall include a description of the basis for the computation), through the Administrative Agent, to the Borrower shall be conclusive absent manifest error.

         (c) The agreements in this Section 2.17 shall survive the termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

         Section 2.18 INDEMNITY.

         The Borrower hereby agrees to indemnify each Lender and to hold such Lender harmless from any funding loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or interest on any Loan by such Lender in accordance with the terms hereof, (b) default by the Borrower in accepting a borrowing after the Borrower has given a notice in accordance with the terms hereof, (c) default by the Borrower in making any prepayment after the Borrower has given a notice in accordance with the terms hereof, and/or (d) the making by the Borrower of a prepayment of a Loan, or the conversion thereof, on a day which is not the last day of the Interest Period with respect thereto, in each case including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender, through the Administrative Agent, to the Borrower (which certificate must be delivered to the Administrative Agent within thirty days following such default, prepayment or conversion) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

         Section 2.19 TAXES.

         (a) All payments made by the Borrower hereunder or under any Note will be, except as provided in Section 2.19(b), made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any Governmental Authority or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding any tax imposed on or measured by the net income or profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "TAXES"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrower will furnish to the Administrative Agent as soon as practicable after the date the payment of any Taxes is due pursuant to applicable law certified copies (to the extent reasonably available and required by law) of tax receipts evidencing such payment by the Borrower. The Borrower agrees

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

to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

         (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Closing Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 9.6(d) (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) if the Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN or W-8ECI (or successor forms) certifying such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code, either Internal Revenue Service Form W-8BEN or W-8ECI as set forth in clause (i) above, or (x) a certificate substantially in the form of SCHEDULE 2.19 (any such certificate, a "2.19 CERTIFICATE") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying such Lender's entitlement to an exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that it will deliver upon the Borrower's request updated versions of the foregoing, as applicable, whenever the previous certification has become obsolete or inaccurate in any material respect, together with such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note. Notwithstanding anything to the contrary contained in Section 2.19(a), but subject to the immediately succeeding sentence, (x) each Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 2.19(a) hereof to gross-up payments to be made to a Lender in respect of Taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 2.19(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete or partial exemption from withholding of such Taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 2.19, the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in
Section 2.19(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of Taxes.

         (c) Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this Section; PROVIDED, HOWEVER, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

         (d) If the Borrower pays any additional amount pursuant to this Section
2.19 with respect to a Lender, such Lender shall use reasonable efforts to obtain a refund of tax or credit against its tax liabilities on account of such payment; PROVIDED that such Lender shall have no obligation to use such reasonable efforts if either (i) it is in an excess foreign tax credit position or (ii) it believes in good faith, in its sole discretion, that claiming a refund or credit would cause adverse tax consequences to it. In the event that such Lender receives such a refund or credit, such Lender shall pay to the Borrower an amount that such Lender reasonably determines is equal to the net tax benefit obtained by such Lender as a result of such payment by the Borrower. In the event that no refund or credit is obtained with respect to the Borrower's payments to such Lender pursuant to this Section 2.19, then such Lender shall upon request provide a certification that such Lender has not received a refund or credit for such payments. Nothing contained in this Section 2.19 shall require a Lender to disclose or detail the basis of its calculation of the amount of any tax benefit or any other amount or the basis of its determination referred to in the proviso to the first sentence of this Section 2.19 to the Borrower or any other party.

         (e) The agreements in this Section 2.19 shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         Section 2.20 INDEMNIFICATION; NATURE OF ISSUING LENDER'S DUTIES.

         (a) In addition to its other obligations under Section 2.4, the Borrower hereby agrees to protect, indemnify, pay and save each Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit or (ii) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "GOVERNMENT ACTS").

         (b) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (vii) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

         (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrower. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any Government Authority. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

         (d) Nothing in this Section 2.20 is intended to limit the reimbursement obligation of the Borrower contained in Section 2.4(d) hereof. The obligations of the Borrower under this Section 2.20 shall survive the termination of this Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Agreement.

         (e) Notwithstanding anything to the contrary contained in this Section 2.20, the Borrower shall have no obligation to indemnify any Issuing Lender in respect of any liability incurred by such Issuing Lender arising out of the gross negligence or willful misconduct of the Issuing Lender (including action not taken by an Issuing Lender), as determined by a court of competent jurisdiction.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to enter into this Agreement and to make the Extensions of Credit herein provided for, the Credit Parties hereby represents and warrants to the Administrative Agent and to each Lender that:

         Section 3.1 FINANCIAL CONDITION.

         The balance sheets and the related statements of income and of cash flows of the Borrower and/or its predecessors and Tech-Sym Corporation for fiscal years 1997, 1998 and 1999 audited by Deloitte & Touche L.P. and PriceWaterhouseCoopers LLC, respectively, are complete and correct and present fairly the financial condition of the Borrower and Acquired

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

Companies and their subsidiaries as of such dates. Additionally, monthly working capital detail for the trailing twelve months, the company-prepared pro forma balance sheets of the Borrower as of July 31, 2000 and the six-year projections have been prepared in good faith based upon reasonable assumptions. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as disclosed therein).

         Section 3.2 NO CHANGE.

         Since December 31, 1999 (and after delivery of annual audited financial statements in accordance Section 5.1(a), from the date of the most recently delivered annual audited financial statements) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

         Section 3.3 CORPORATE EXISTENCE; COMPLIANCE WITH LAW.

         Each of the Borrower and the other Credit Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the requisite power and authority and the legal right to own and operate all its material property, to lease the material property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified to conduct business and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to so qualify or be in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 3.4 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

         Each of the Borrower and the other Credit Parties has full power and authority and the legal right to make, deliver and perform the Credit Documents to which it is party and has taken all necessary limited liability company or corporate action to authorize the execution, delivery and performance by it of the Credit Documents to which it is party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery or performance of any Credit Document by the Borrower or the other Credit Parties (other than those which have been obtained and are in full force and effect) or with the validity or enforceability of any Credit Document against the Borrower or the other Credit Parties (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents). Each Credit Document to which it is a party has been duly executed and delivered on behalf of the Borrower or the other Credit Parties, as the case may be. Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of the Borrower or the other Credit Parties, as the case may be, enforceable against the Borrower or such other Credit Party, as the case may be, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws

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

affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         Section 3.5 NO LEGAL BAR; NO DEFAULT.

         The execution, delivery and performance of the Credit Documents, the borrowings thereunder and the use of the proceeds of the Loans will not violate any Requirement of Law or any Contractual Obligation of the Borrower or any other Credit Party (except those as to which waivers or consents have been obtained and are in full force and effect), and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens arising under or contemplated in connection with the Credit Documents. Neither the Borrower nor any other Credit Party is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         Section 3.6 NO MATERIAL LITIGATION.

         Except as set forth in SCHEDULE 3.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Borrower, threatened by or against any Credit Party or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to the Credit Documents or any Loan or any of the transactions contemplated hereby, or (b) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

         Section 3.7 INVESTMENT COMPANY ACT.

         Neither the Borrower nor any Credit Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         Section 3.8 MARGIN REGULATIONS.

         No part of the proceeds of any Loan hereunder will be used directly or indirectly for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. The Borrower and its Subsidiaries taken as a group do not own "margin stock" except as identified in the financial statements referred to in Section 3.1 and the aggregate value of all "margin stock" owned by the Borrower and its Subsidiaries taken as a group does not exceed 25% of the value of their assets.

         Section 3.9 ERISA.

         Except as set forth in SCHEDULE 3.9, neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code, except to the extent that any such occurrence or failure to comply would not reasonably be expected to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred resulting in any liability that has remained underfunded, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period which could reasonably be expected to have a Material Adverse Effect. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which, as determined in accordance with GAAP, could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Commonly Controlled Entity is currently subject to any liability for a complete or partial withdrawal from a Multiemployer Plan which could reasonably be expected to have a Material Adverse Effect.

         Section 3.10 ENVIRONMENTAL MATTERS.

         (a) Except as set forth on SCHEDULE 3.10:

             (i) To the best knowledge of the Borrower and the other Credit Parties, the facilities and properties owned, leased or operated by the Borrower and the other Credit Parties or any of their Subsidiaries (the "PROPERTIES") do not contain any Materials of Environmental Concern in amounts or concentrations which (A) constitute a violation of, or (B) could require investigation or clean up under, any Environmental Law.

             (ii) To the best knowledge of the Borrower and the other Credit Parties, the Properties and all operations of the Borrower and the other Credit Parties and/or their Subsidiaries at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower and the other Credit Parties or any of their Subsidiaries (the "BUSINESS").

             (iii) Neither the Borrower nor any of the other Credit Parties has received, with regard to any of the Properties or the Business, any written or actual notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws, nor does the Borrower or any of the other Credit Parties nor any of their Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened.

             (iv) To the best knowledge of the Borrower and the other Credit Parties, Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could give rise to liability under any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner requiring investigation or clean up under, any applicable Environmental Law.

             (v) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower and the other Credit Parties, threatened, under any Environmental Law to which the Borrower or any other Credit Party or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.

             (vi) To the best knowledge of the Borrower and the other Credit Parties, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any other Credit Party or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner requiring investigation or clean up under Environmental Laws.

         (b) To the best knowledge of the Credit Parties, the matters disclosed on SCHEDULE 3.10 could not reasonably be expected to result in a Material Adverse Effect, either individually or in the aggregate.

         Section 3.11 PURPOSE OF LOANS.

         The proceeds of the Extensions of Credit shall be used solely by the Borrower as follows:

             (a) with respect to the Revolving Loans, the Tranche A Term Loan and the Tranche B Term Loan, to (i) finance a portion of the purchase price of the Acquisition and to pay certain fees and expenses related thereto, (ii) refinance certain existing indebtedness of the Borrower and the Acquired Companies, and (iii) pay fees and expenses owing to the Lenders and the Administrative Agent in connection with this Agreement and any other transaction fees and expenses (including up to $13,000,000 of incentive costs as previously disclosed by the Borrower to the Agents), and (iv) provide for working capital, capital expenditures, acquisitions and other general corporate purposes; and

             (b) the Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions and obligations not otherwise aforementioned relating to transactions entered into by the applicable account party in the ordinary course of business.

         Section 3.12 SUBSIDIARIES.

         Set forth on SCHEDULE 3.12 is a complete and accurate list of all Subsidiaries of the Credit Parties. Information on the attached Schedule includes state of incorporation; the number of

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

shares of each class of Capital Stock or other equity interests outstanding; the number and percentage of outstanding shares of each class of stock; and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and similar rights. The outstanding Capital Stock and other equity interests of all such Subsidiaries is validly issued, fully paid and non-assessable and is owned, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents).

         Section 3.13 OWNERSHIP.

         Each Credit Party and its Subsidiaries is the owner of, and has good and marketable title to, all of its respective assets, except as may be permitted pursuant Section 6.13 hereof, and none of such assets is subject to any Lien other than Permitted Liens.

         Section 3.14 INDEBTEDNESS.

         Except as otherwise permitted under Section 6.1, the Borrower and its Subsidiaries have no Indebtedness.

         Section 3.15 TAXES.

         Each of the Borrower and its Subsidiaries has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. Neither the Borrower nor any of its Subsidiaries is aware as of the Closing Date of any proposed tax assessments against it or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

         Section 3.16 INTELLECTUAL PROPERTY.

         Each of the Borrower and its Subsidiaries owns, or has the legal right to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for each of them to conduct its business as currently conducted. Set forth on SCHEDULE 3.16 is a list of all Intellectual Property owned by each of the Borrower and its Subsidiaries or that the Borrower or any of its Subsidiaries has the right to use. Except as provided on SCHEDULE 3.16, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower or any of its Subsidiaries know of any such claim, and, to the knowledge of the Borrower or any of its Subsidiaries, the use of such Intellectual Property by the Borrower or any of its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, could not reasonably be expected to have a Material Adverse Effect. SCHEDULE 3.16 may be updated from time to time by the Borrower to include new Intellectual Property by giving written notice thereof to the Administrative Agent.

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         Section 3.17 SOLVENCY.

         The fair saleable value of the Credit Parties' assets, on a consolidated basis, measured on a going concern basis, exceeds all probable liabilities, including those to be incurred pursuant to this Credit Agreement. None of the Credit Parties, on a consolidated basis, (a) has unreasonably small capital in relation to the business in which it is or proposes to be engaged or
(b) has incurred, or believes that it will incur after giving effect to the transactions contemplated by this Credit Agreement, debts beyond its ability to pay such debts as they become due.

         Section 3.18 INVESTMENTS.

         All Investments of each of the Borrower and its Subsidiaries are Permitted Investments.

         Section 3.19 LOCATION OF COLLATERAL.

         Set forth on SCHEDULE 3.19(a) is a list of the Properties of the Borrower and its Subsidiaries with street address, county and state where located. Set forth on SCHEDULE 3.19(b) is a list of all locations where any tangible personal property of the Borrower and its Subsidiaries is located, including county and state where located. Set forth on SCHEDULE 3.19(c) is the chief executive office and principal place of business of each of the Borrower and its Subsidiaries. SCHEDULE 3.19(a), 3.19(b) and 3.19(c) may be updated from time to time by the Borrower to include new properties or locations by giving written notice thereof to the Administrative Agent.

         Section 3.20 NO BURDENSOME RESTRICTIONS.

         None of the Borrower or any of its Subsidiaries is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         Section 3.21 BROKERS' FEES.

         None of the Borrower or any of its Subsidiaries has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Credit Documents other than the closing and other fees payable pursuant to this Credit Agreement.

         Section 3.22 LABOR MATTERS.

         There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower or any of its Subsidiaries as of the Closing Date, other than as set forth in SCHEDULE 3.22 hereto, and none of the Borrower or any of its Subsidiaries (i) has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years, other than as set forth in SCHEDULE 3.22 hereto or (ii) has knowledge of any potential or pending strike, walkout or work stoppage.

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         Section 3.23 SECURITY DOCUMENTS.

         The Security Documents create valid security interests in, and Liens on, the Collateral purported to be covered thereby, which security interests and Liens are currently (or will be, upon the filing of appropriate financing statements and the recordation of the applicable Mortgage Instruments in each case in favor of First Union, as Collateral Agent for the Lenders) perfected security interests and Liens, prior to all other Liens other than Permitted Liens.

         Section 3.24 ACCURACY AND COMPLETENESS OF INFORMATION.

         All factual information heretofore, contemporaneously or hereafter furnished by or on behalf of any Credit Party or any of its Subsidiaries to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any other Credit Document, or any transaction contemplated hereby or thereby, is or will be true and accurate in all material respects and not incomplete by omitting to state any material fact necessary to make such information not misleading. There is no fact now known to the Borrower, any other Credit Party or any of their Subsidiaries which has, or could reasonably be expected to have, a Material Adverse Effect which fact has not been set forth herein, in the financial statements of the Borrower and its Subsidiaries furnished to the Administrative Agent and/or the Lenders, or in any certificate, opinion or other written statement made or furnished by any Credit Party to the Administrative Agent and/or the Lenders.

         Section 3.25 CONSUMMATION OF ACQUISITION; REPRESENTATIONS AND WARRANTIES FROM OTHER DOCUMENTS.

         The Acquisition and related transactions and the issuance of the Subordinated Notes have been consummated substantially in accordance with the terms of the Acquisition Documents and the Subordinated Note Documents. As of the Closing Date, the Acquisition Documents have not been altered, amended or otherwise modified or supplemented or any condition thereof waived without the prior written consent of the Administrative Agent and the Required Lenders. Each of the representations and warranties made in the Acquisition Documents by each of the parties thereto is true and correct in all material respects, except for representations or warranties therein that relate to a particular date and, with regard to such representations and warranties, the same were true and correct as of such date. On the Closing Date, each of the representations and warranties made in the Subordinated Note Documents by the Borrower is true and correct in all material respects except for representations and warranties that relate to a particular date and, with regard to such representations and warranties, the same were true and correct as of such date.

         Section 3.26 GOVERNMENT CONTRACTS.

         No notice of suspension, debarment, cure notice, show cause notice or notice of termination for default with respect to any Material Contract has been issued by the U.S. Government to the Borrower or any Acquired Company, and neither the Borrower nor any Acquired Company is a party to any pending, or to the Borrower's or any Acquired Company's knowledge threatened, suspension, debarment, termination for default issued by the U.S.

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Government or other adverse U.S. Government action or proceeding in connection with any Material Contract.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         Section 4.1 CONDITIONS TO CLOSING DATE AND INITIAL REVOLVING LOANS, TRANCHE A TERM LOANS AND TRANCHE B TERM LOANS.

         This Agreement shall become effective upon, and the obligation of each Lender to make the initial Revolving Loans, the Swingline Loans, the Tranche A Term Loan and the Tranche B Term Loan on the Closing Date is subject to, the satisfaction of the following conditions precedent:

             (a) EXECUTION OF AGREEMENT. The Administrative Agent shall have received (i) counterparts of this Agreement, (ii) for the account of each Lender, Revolving Notes, the Tranche A Term Notes and the Tranche B Term Notes, (iii) for the account of the Swingline Lender, the Swingline Note, and (iv) counterparts of the Security Agreement and the Pledge Agreement, in each case conforming to the requirements of this Agreement and executed by a duly authorized officer of each party thereto

             (b) AUTHORITY DOCUMENTS. The Administrative Agent shall have received the following:

                 (i) ARTICLES OF INCORPORATION. Copies of the articles of
             incorporation or other charter documents, as applicable, of each Credit Party certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its incorporation.

                 (ii) RESOLUTIONS. Copies of resolutions of the board of
             directors of each Credit Party approving and adopting the Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by an officer of such Credit Party as of the Closing Date to be true and correct and in force and effect as of such date.

                 (iii) BYLAWS. A copy of the bylaws of each Credit Party
             certified by an officer of such Credit Party as of the Closing Date to be true and correct and in force and effect as of such date.

                 (iv) GOOD STANDING. Copies of (i) certificates of good
             standing, existence or its equivalent with respect to the each Credit Party certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect on

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             the business or operations of the Borrower and its Subsidiaries in such state and (ii) a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                 (v) INCUMBENCY. An incumbency certificate of each Credit Party certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

             (c) LEGAL OPINIONS OF COUNSEL. The Administrative Agent shall have received an opinion of legal counsel for the Credit Parties, dated the Closing Date and addressed to the Administrative Agent and the Lenders, which opinion shall provide, among other things, that the Borrower, the Acquired Companies and their Subsidiaries are in compliance with all corporate instruments and material agreements, including without limitation, the Existing Subordinated Note Indenture, on the Closing Date after giving effect to the Acquisition and shall otherwise be in form and substance acceptable to the Agents.

             (d) RELIANCE. The Administrative Agent shall have received a copy of each Acquisition Document certified as true and correct by a Responsible Officer of the Borrower, each in form and substance reasonably satisfactory to the Agents.

             (e) PERSONAL PROPERTY COLLATERAL. The Administrative Agent shall have received, in form and substance satisfactory to the Agents:

                 (i) searches of Uniform Commercial Code filings in the
             jurisdiction of the chief executive office of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

                 (ii) duly executed UCC financing statements for each
             appropriate jurisdiction as is necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest in the Collateral;

                 (iii) duly executed consents as are necessary, in the
             Administrative Agent's sole discretion, to perfect the Lenders' security interest in the Collateral; and

                 (iv) in the case of any personal property Collateral located at premises leased by a Credit Party, such estoppel letters, consents and waivers from the landlords on such real property as may be required by the Administrative Agent.

             (f) REAL PROPERTY COLLATERAL. The Administrative Agent shall have received, in form and substance satisfactory to the Agents:

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                 (i) fully executed and notarized mortgages, deeds of trust or deeds to secure debt (each, as the same may be amended, modified, restated or supplemented from time to time, a "MORTGAGE INSTRUMENT" and collectively the "MORTGAGE INSTRUMENTS") encumbering the fee interest in the properties listed in SCHEDULE 3.19(a) as properties owned by the Credit Parties (each a "MORTGAGED PROPERTY" and collectively the "MORTGAGED PROPERTIES");

                 (ii) a title report obtained by the Credit Parties in respect of each of the Mortgaged Properties;

                 (iii) with respect to each Mortgaged Property, an ALTA
             mortgagee title insurance policies issued by First American Title Insurance Company (the "MORTGAGE POLICIES"), in amounts not less than the respective amounts designated in SCHEDULE 3.19(a) with respect to any particular Mortgaged Property, assuring the Administrative Agent that each of the Mortgage Instruments creates a valid and enforceable first priority mortgage lien on the applicable Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policies shall be in form and substance reasonably satisfactory to the Administrative Agent and shall provide for affirmative insurance and such reinsurance as the Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Administrative Agent;

                 (iv) evidence as to (A) whether any Mortgaged Property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a "FLOOD HAZARD PROPERTY") and (B) if any Mortgaged Property is a Flood Hazard Property, (1) whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (2) the applicable Credit Party's written acknowledgment of receipt of written notification from the Administrative Agent (a) as to the fact that such Mortgaged Property is a Flood Hazard Property and (b) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (3) copies of insurance policies or certificates of insurance of the Borrower and its Subsidiaries evidencing flood insurance reasonably satisfactory to the Administrative Agent and naming the Administrative Agent as sole loss payee on behalf of the Lenders; and

                 (v) maps or plats of an as-built survey of the sites of the
             Mortgaged Properties certified to the Administrative Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date satisfactory to each of the Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to each of the Administrative Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable title policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title

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             Surveys jointly established and adopted by the American Land Title
             Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (A) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (B) the lines of streets abutting the sites and width thereof; (C) all access and other easements appurtenant to the sites necessary to use the sites; (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (E) any encroachments on any adjoining property by the building structures and improvements on the sites; and (F) if the site is described as being on a filed map, a legend relating the survey to said map.

             (g) LIABILITY AND CASUALTY INSURANCE. The Administrative Agent shall have received copies of insurance policies or certificates of insurance evidencing liability and casualty insurance meeting the requirements set forth herein or in the Security Documents. The Administrative Agent shall be named as loss payee and additional insured on all such insurance policies for the benefit of the Lenders.

             (h) FEES. The Agents, on behalf of themselves and the Lenders, as applicable, shall have received all fees, if any, owing pursuant to the Fee Letter and Section 2.6.

             (i) LITIGATION. There shall not exist any pending litigation or investigation affecting or relating to the Borrower, the Acquired Companies or any of their respective Subsidiaries, this Agreement and the other Credit Documents that in the reasonable judgment of the Agents and the Required Lenders could materially adversely affect the Borrower, the Acquired Companies or any of their respective Subsidiaries, this Agreement and the other Credit Documents, that has not been settled, dismissed, vacated, discharged or terminated prior to the Closing Date.

             (j) SOLVENCY CERTIFICATE. The Administrative Agent shall have received an officer's certificate for each Credit Party prepared by the chief financial officer of each such Credit Party as to the financial condition, solvency and related matters of each such Credit Party, in each case after giving effect to the Acquisition and the initial borrowings under the Credit Documents, in substantially the form of
         SCHEDULE 4.1(j) hereto.

             (k) OFFICER'S CERTIFICATE. The Administrative Agent shall have received an officer's certificate for the Borrower prepared by the chief financial officer of the Borrower certifying that, after giving effect to the Acquisition and the initial Extensions of Credit to be made on the Closing Date, the Borrower is in compliance with each of the financial covenants set forth in Section 5.9 on a pro forma basis.

             (l) ACCOUNT DESIGNATION LETTER. The Administrative Agent shall have received the executed Account Designation Letter in the form of
         SCHEDULE 1.1(a) hereto.

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             (m) CORPORATE STRUCTURE. The corporate capital and ownership structure of the Borrower and its Subsidiaries (after giving effect to the Acquisition) shall be as described in SCHEDULE 3.12. The Agents shall be satisfied with management structure, legal structure, voting control, liquidity, total leverage and total capitalization of the Borrower as of the Closing Date.

             (n) ACQUISITION DOCUMENTS. The Agents shall have reviewed and approved in its sole discretion all of the Acquisition Documents and there shall not have been any material modification, amendment, supplement or waiver to the Acquisition Documents without the prior written consent of the Administrative Agent, including, but not limited to, any modification, amendment, supplement or waiver relating to the amount or type of consideration to be paid in connection with the Acquisition and the contents of all disclosure schedules and exhibits, and the Acquisition shall have been consummated in accordance with the terms of the Acquisition Documents (without waiver of any conditions precedent to the obligations of the buyer thereunder) for a purchase price (including fees and expenses) not to exceed $210,000,000. The Administrative Agent shall have received a copy, certified by an officer of the Borrower as true and complete, of each Acquisition Document as originally executed and delivered, together with all exhibits and schedules thereto.

             (o) EQUITY. The Borrower shall have received cash equity proceeds from the Sponsor, the limited partners of the Sponsor and the management of the Borrower in an amount not less than $20,500,000, of which not less than $17,000,000 shall have been provided by the Sponsor, on terms and conditions acceptable to the Agents.

             (p) SUBORDINATED DEBT. The Borrower and the lenders applicable thereto shall have entered into documentation with respect to the issuance of the Subordinated Notes in form and substance reasonably satisfactory to the Agents and the Required Lenders. The Administrative Agent shall have received a copy, certified by an officer of the Borrower as true and complete, of each Subordinated Note Document as originally executed and delivered, together with all exhibits and schedules thereto. There shall not have been any material modification, amendment, supplement or waiver to the Subordinated Note Documents without the prior written consent of the Agents. The Borrower shall have received proceeds from the issuance of the Subordinated Notes in an amount not less than $30,000,000.

             (q) SPIN-OFF. The Borrower and/or Tech-Sym Corporation shall have received, or shall receive contemporaneously with or immediately following the closing, not less than $50,500,000 in net proceeds (including the assumption of debt) from the spin-off of TRAK Communications, Inc. and CrossLink, Inc. to affiliates of the Sponsor (the "Spin-off").

             (r) CONSENTS. The Agents shall have received evidence that all governmental, shareholder and material third party consents and approvals necessary in connection with the financings and other transactions contemplated hereby (including the Acquisition) have been obtained and all applicable waiting periods have expired without any action

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         being taken by any authority that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of such transactions.

             (s) DUE DILIGENCE.


                  (i) The Agents shall have received a financial and operating due diligence report of the Borrower, the Acquired Companies and their respective Subsidiaries prepared by CSP Associates and PriceWaterhouseCoopers LLC with the scope and results of such report acceptable to the Agents in their sole discretion.

                  (ii) The Agents shall have completed their business, legal and environmental due diligence of the Borrower, the Acquired Companies and their respective Subsidiaries (including due diligence relating to management strategy, material customers and contracts) with the scope and results of such due diligence acceptable to the Agents in their sole discretion.

                  (iii) The Agents shall have received the results of a field examination conducted by the Administrative Agent (or its representatives) on the working capital of the Borrower, the Acquired Companies and their respective Subsidiaries with the scope and results of such field examination acceptable to the Agents in their sole discretion.

             (t) COMPLIANCE WITH LAWS. The financings and other transactions contemplated hereby shall be in compliance with all applicable laws and regulations (including all applicable securities and banking laws, rules and regulations).

             (u) BANKRUPTCY. There shall be no bankruptcy or insolvency proceedings with respect to the Borrower, the Acquired Companies or any of their respective Subsidiaries.

             (v) MATERIAL ADVERSE EFFECT. No material adverse change shall have occurred since December 31, 1999 in the business, properties, operations or conditions (financial or otherwise) of the Borrower, the Acquired Companies and their Subsidiaries taken as a whole.

             (w) FUNDED DEBT. After giving effect to the Acquisition and the closing of this Agreement and the spin-off of TRAK Communications, Inc. and CrossLink, Inc. to Affiliates of the Sponsor, there shall be no more than $206,000,000 in Funded Debt of the Borrower, the Acquired Companies and their Subsidiaries (net of cash on the balance sheet of Tech-Sym Corporation) on a consolidated basis (of which $51,250,000 shall be Funded Debt under the Subordinated Notes).

             (x) MINIMUM EBITDA. The Administrative Agent shall have received evidence satisfactory to the Agents provided by the Borrower that Consolidated EBITDA of (i) the Borrower, (ii) the Acquired Companies, and (iii) Continental Electronics Corporation (less its discontinued operations) and the net amount of cost savings less

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         corporate overhead as approved by the Administrative Agent (in an aggregate amount not to exceed $750,000) for the immediately preceding twelve month period ending August 31, 2000 on a pro forma adjusted basis taking into account the Acquisition, the financings thereof and the other transactions contemplated hereby as if such transactions had occurred on the first day of such 12-month period was not less than $39,000,000.

             (y) FINANCIAL STATEMENTS. The Administrative Agent shall have received copies of the financial statements referred to in Section 3.1 hereof, each in form and substance satisfactory to it.

             (z) ENVIRONMENTAL REPORTS. The Administrative Agent shall have received satisfactory environmental reviews of all real property owned by the Borrower and its Subsidiaries.

             (aa) TERMINATION OF EXISTING INDEBTEDNESS. All existing Indebtedness for borrowed money of the Borrower, the Acquired Companies and their respective Subsidiaries (other than the Indebtedness listed on SCHEDULE 6.1(B)) shall have been repaid in full and terminated and all Liens relating thereto shall have been terminated.

             (bb) TECH-SYM CORPORATION. As of the time immediately preceding the Closing Date and immediately following the completion of the Spin-off, Tech-Sym Corporation shall have on deposit cash and cash equivalents in an aggregate principal amount of $28,000,000.

             (cc) ADDITIONAL MATTERS. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

         Section 4.2 CONDITIONS TO ALL EXTENSIONS OF CREDIT.

         The obligation of each Lender to make any Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

             (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Credit Parties herein, in the Security Documents or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date.

             (b) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Agreement.

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             (c) COMPLIANCE WITH COMMITMENTS. Immediately after giving effect to the making of any such Extension of Credit (and the application of the proceeds thereof), (i) the sum of outstanding Revolving Loans PLUS outstanding Swingline Loans PLUS LOC Obligations shall not exceed the Aggregate Revolving Committed Amount, (ii) the LOC Obligations shall not exceed the LOC Committed Amount and (iii) the Swingline Loans shall not exceed the Swingline Committed Amount; PROVIDED, in the case of each, (i), (ii) and (iii) shall not exceed the Borrowing Base.

             (d) ADDITIONAL CONDITIONS TO REVOLVING LOANS. If a Revolving Loan is requested, all conditions set forth in Section 2.1 shall have been satisfied.

             (e) ADDITIONAL CONDITIONS TO SWINGLINE LOANS. If a Swingline Loan is requested, all conditions set forth in Section 2.5 shall have been satisfied.

             (f) ADDITIONAL CONDITIONS TO TRANCHE A TERM LOAN. If the Tranche A Term Loan is requested, all conditions set forth in Section 2.2 shall have been satisfied.

             (g) ADDITIONAL CONDITIONS TO TRANCHE B TERM LOAN. If the Tranche B Term Loan is requested, all conditions set forth in Section 2.3 shall have been satisfied.

             (h) ADDITIONAL CONDITIONS TO LETTERS OF CREDIT. If the issuance of a Letter of Credit is requested, all conditions set fort in Section 2.4 shall have been satisfied.

         Each request for an Extension of Credit and each acceptance by the Borrower of any such Extension of Credit shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the applicable conditions in paragraphs (a) through (h) of this Section have been satisfied.


                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

         The Credit Parties hereby covenant and agree that on the Closing Date, and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Note, Loan or Letter of Credit remains outstanding and unpaid and the Credit Party Obligations, together with interest, Commitment Fee and all other amounts owing to the Administrative Agent or any Lender hereunder, are paid in full, the Borrower shall, and shall cause each of its Subsidiaries (other than in the case of Sections 5.1, 5.2 or 5.7 hereof), to:

         Section 5.1 FINANCIAL STATEMENTS.

         Furnish to the Administrative Agent and each of the Lenders:

             (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower, a copy of the

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         consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such year, audited by a firm of independent certified public accountants of nationally recognized standing reasonably acceptable to the Required Lenders, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification;

             (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of the Borrower, a company-prepared consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such period and related company-prepared statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such quarterly period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form consolidated and consolidating figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments);

             (c) MONTHLY FINANCIAL STATEMENTS. As soon as available and in any event within thirty (30) days after the end of each month of the Borrower (other than at the end of a fiscal quarter, in which case 45 days after the end thereof), a company-prepared consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such period and related company-prepared statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such monthly period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form consolidated and consolidating figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments); and

             (d) ANNUAL BUDGET PLAN AND QUARTERLY CASH FLOW PROJECTION. As soon as available, but in any event within fifteen (15) days prior to the end of each fiscal year, a copy of (i) the detailed annual budget and plan of the Borrower for the next fiscal year on a month-by-month basis and (ii) the cash flow projections of the Borrower on a quarterly basis, in form and detail reasonably acceptable to the Administrative Agent and the Required Lenders, together with a summary of the material assumptions made in the preparation of such annual budget, plan or projections;

all such financial statements to be complete and correct in all material respects (subject, in the case of interim statements, to normal recurring year-end audit adjustments) and to be prepared in reasonable detail and, in the case of the annual and quarterly financial statements provided in accordance with subsections (a) and (b) above, in accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change, if any, in the application of accounting principles as provided in Section 1.3. At the time of delivery of the financial statements required in subsections (a), (b) and (c) above, the Borrower shall include a management discussion and analysis of each such financial statement, certified by its chief financial officer.

         Section 5.2 CERTIFICATES; OTHER INFORMATION.

         Furnish to the Administrative Agent and each of the Lenders:

             (a) concurrently with the delivery of the financial statements referred to in Section 5.1(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

             (b) concurrently with the delivery of the financial statements referred to in Sections 5.1(a) and 5.1(b) above, a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, each of the Credit Parties during such period observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in this Agreement to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and such certificate shall include the calculations in reasonable detail required to indicate compliance with Section 5.9 as of the last day of such period; provided, however, that in addition to the concurrent certificate to be delivered with respect to the financial statements referred to in Section 5.1(a), the Borrower shall, within forty-five (45) days after the end of each fiscal year, deliver to the Administrative Agent a certificate of a Responsible Officer using pro forma information based on monthly information then available setting forth the information required above;

             (c) within thirty (30) days after the same are sent, copies of all reports (other than those otherwise provided pursuant to Section 5.1 and those which are of a promotional nature) and other financial information which the Borrower sends to its shareholders, and within thirty days after the same are filed, copies of all financial statements and non-confidential reports which the Borrower may make to, or file with the Securities and Exchange Commission or any successor or analogous Governmental Authority;

             (d) within ninety (90) days after the end of each fiscal year of the Borrower, a certificate containing information regarding the amount of all Asset Dispositions, Debt Issuances, and Equity Issuances that were made during the prior fiscal year and amounts received in connection with any Recovery Event during the prior fiscal year;

             (e) promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to the Borrower or any of its Subsidiaries in connection with any annual, interim or special audit of the books of such Person;

             (f) within fifteen (15) days after the end of each fiscal month, a Borrowing Base Certificate as of the end of the immediately preceding fixed month, substantially in the form of SCHEDULE 5.2(F) and certified by the Chief Financial Officer of the Borrower to be true and correct as of the date hereof; and

             (g) promptly, such additional financial and other information as the Administrative Agent, on behalf of any Lender, may from time to time reasonably request.

         Section 5.3 PAYMENT OF OBLIGATIONS.

         Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, in accordance with industry practice (subject, where applicable, to specified grace periods) all its material obligations of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except when the amount or validity of such obligations and costs is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

         Section 5.4 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.

         Continue to engage in business of the same general type as now conducted by it on the Closing Date and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law applicable to it except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 5.5 MAINTENANCE OF PROPERTY; INSURANCE.

             (a) Keep all material property useful and necessary in its business in good working order and condition (ordinary wear and tear and obsolescence excepted);

             (b) Maintain with financially sound and reputable insurance companies insurance on all its material property (including without limitation its material tangible Collateral) in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent, upon written request, full information as to the insurance carried; PROVIDED, HOWEVER, that the Borrower and its Subsidiaries may maintain self insurance plans to the extent companies of similar size and in similar businesses do so. The Administrative Agent shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent, that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or canceled, and that no act or default of the Borrower or any of its Subsidiaries or any other Person shall affect the rights of the Administrative Agent or the Lenders under such policy or policies. The present insurance coverage of the Borrower and its Subsidiaries is outlined as to carrier, policy number, expiration date, type and amount on SCHEDULE 5.5(b); and

             (c) In case of any material loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party shall promptly give written notice thereof to the Administrative Agent generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Credit Party's cost and expense, will promptly repair or replace the Collateral of such Credit Party so lost, damaged or destroyed. The Administrative Agent shall promptly disburse any insurance proceeds received to the applicable Credit Party application to the costs of such repair or replacement of the Collateral.

         Section 5.6 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS.

         Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities; and permit, during regular business hours and upon reasonable notice by the Administrative Agent or any Lender, the Administrative Agent or any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records (other than materials protected by the attorney-client privilege and materials which the Borrower may not disclose without violation of a confidentiality obligation binding upon it) at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

         Section 5.7 NOTICES.

         Give notice in writing to the Administrative Agent (which shall promptly transmit such notice to each Lender) of:

             (a) promptly, but in any event within two (2) Business Days after the Borrower knows or has reason to know thereof, the occurrence of any Default or Event of Default;

             (b) promptly, any default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect;

             (c) promptly, any litigation, or any investigation or proceeding known to the Borrower, affecting the Borrower or any of its Subsidiaries which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

             (d) as soon as possible and in any event within thirty (30) days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC (other than a Permitted Lien) or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

             (e) promptly, any other development or event which could reasonably be expected to have a Material Adverse Effect; and

             (f) immediately after the Borrower or any other Credit Party knows or has reason to know thereof, any investigation or inquiry by any Governmental Authority with respect to any Government Contract or any Credit Party.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto. In the case of any notice of a Default or Event of Default, the Borrower shall specify that such notice is a Default or Event of Default notice on the face thereof.

         Section 5.8 ENVIRONMENTAL LAWS.

             (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

             (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect; and

             (c) Defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower any of its Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Notes and all other amounts payable hereunder and under the Credit Documents.

         Section 5.9 FINANCIAL COVENANTS.

         Commencing on the day immediately following the Closing Date, the Borrower shall, and shall cause each of its Subsidiaries to, comply with the following financial covenants:

             (a) LEVERAGE RATIO. The Leverage Ratio, as of the last day of each fiscal quarter of the Borrower and its Subsidiaries occurring during the periods indicated below, shall be less than or equal to the following:



                                    PERIOD                                    RATIO
                                    ------                                    -----
             October 1, 2000 through and including December 31, 2000       4.65 to 1.0
             January 1, 2001 through and including June 30, 2001           4.50 to 1.0
             July 1, 2001 through and including September 30, 2001         4.25 to 1.0
             October 1, 2001 through and including December 31, 2001       4.10 to 1.0
             January 1, 2002 through and including March 31, 2002          4.00 to 1.0
             April 1, 2002 through and including June 30, 2002             3.85 to 1.0
             July 1, 2002 through and including September 30, 2002         3.75 to 1.0
             October 1, 2002 through and including March 31, 2003          3.50 to 1.0
             April 1, 2003 through and including March 31, 2005            3.25 to 1.0
             April 1, 2005 and thereafter                                  3.00 to 1.0


             (b) SENIOR LEVERAGE RATIO. The Senior Leverage Ratio, as of the last day of each fiscal quarter of the Borrower and its Subsidiaries occurring during the periods indicated below, shall be less than or equal to the following:




                                    PERIOD                                    RATIO
                                    ------                                    -----
             October 1, 2000 through and including December 31, 2000       3.50 to 1.0
             January 1, 2001 through and including September 30, 2001      3.25 to 1.0
             October 1, 2001 through and including March 31, 2002          3.00 to 1.0
             April 1, 2002 through and including September 30, 2002        2.75 to 1.0
             October 1, 2002 through and including March 31, 2003          2.50 to 1.0
             April 1, 2003 through and including March 31, 2005            2.25 to 1.0
             April 1, 2005 and thereafter                                  2.00 to 1.0

                  (c) FIXED CHARGE COVERAGE RATIO. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Borrower and its Subsidiaries occurring during the periods indicated below, shall be greater than or equal to the following:



                                    PERIOD                                    RATIO
                                    ------                                    -----
             October 1, 2000 through and including March 31, 2002          1.05 to 1.0
             April 1, 2002 through and including September 30, 2002        1.10 to 1.0
             October 1, 2002 through and including March 31, 2005          1.15 to 1.0
             April 1, 2005 through and including December 31, 2005         1.00 to 1.0
             January 1, 2006 and thereafter                                 .80 to 1.0

             (d) INTEREST COVERAGE RATIO. The Interest Coverage Ratio, as of the last day of each fiscal quarter of the Borrower and its Subsidiaries occurring during the periods indicated below, shall be greater than or equal to the following:



                                    PERIOD                                    RATIO
                                    ------                                    -----
             October 1, 2000 through and including September 30, 2001      2.00 to 1.0
             October 1, 2001 through and including December 31, 2001       2.10 to 1.0
             January 1, 2002 through and including March 31, 2002          2.15 to 1.0
             April 1, 2002 through and including March 31, 2003            2.25 to 1.0
             April 1, 2003 through and including March 31, 2005            2.50 to 1.0
             April 1, 2005 and thereafter                                  3.00 to 1.0

             (e) CONSOLIDATED EBITDA. As of the last day of each fiscal quarter of the Borrower indicated below, Consolidated EBITDA for the twelve month period ending on such date shall be greater than or equal to the amount indicated below:


                      FISCAL QUARTER ENDING                     AMOUNT
                      ---------------------                     ------
                      December 31, 2000                     $40,000,000
                      March 31, 2001                        $40,000,000
                      June 30, 2001                         $40,000,000
                      September 30, 2001                    $40,000,000
                      December 31, 2001                     $40,000,000
                      March 31, 2002                        $41,000,000
                      June 30, 2002                         $43,000,000
                      September 30, 2002                    $44,000,000
                      December 31, 2002                     $46,000,000
                      March 31, 2003                        $47,000,000
                      June 30, 2003                         $48,000,000
                      September 30, 2003                    $49,000,000
                      December 31, 2003                     $50,000,000
                      March 31, 2004                        $51,000,000
                      June 30, 2004                         $53,000,000
                      September 30, 2004                    $54,000,000
                      December 31, 2004                     $56,000,000
                      March 31, 2005                        $57,000,000
                      June 30, 2005                         $59,000,000


                      FISCAL QUARTER ENDING                     AMOUNT
                      ---------------------                     ------
                      September 30, 2005                    $61,000,000
                      December 31, 2005                     $63,000,000
                      March 31, 2006                        $65,000,000
                      June 30, 2006                         $67,000,000
                      September 30, 2006                    $69,000,000


             (f) CONSOLIDATED CAPITAL EXPENDITURES. Consolidated Capital Expenditures as of the end of each fiscal year of the Borrower indicated below shall be less than or equal to the following:



                      FISCAL YEAR                          AMOUNT
                      -----------                          ------
                      Fiscal Year 2000                   $8,100,000
                      Fiscal Year 2001                   $6,200,000
                      Fiscal Year 2002                   $5,200,000
                      Fiscal Year 2003                   $5,100,000
                      Fiscal Year 2004                   $5,200,000
                      Fiscal Year 2005                   $5,400,000
                      Fiscal Year 2006                   $5,600,000

         PLUS the unused amount available for Consolidated Capital Expenditures under this Section 5.9 for the immediately preceding fiscal year (excluding any carry forward available from any prior fiscal year), PROVIDED, that with respect to any fiscal year, Capital Expenditures made during any such fiscal year shall be deemed to be made first with respect to the applicable limitation for such year and then with respect to any carry forward amount to the extent applicable.

             (g) CONSOLIDATED NET WORTH. Consolidated Net Worth with respect to the Borrower and its Subsidiaries, as of the last day of each fiscal quarter of the Borrower shall be greater than or equal to the sum of
         (i) $41,888,000 plus (ii) 75% of positive Consolidated Net Income since the Closing Date plus (iii) 100% of any Equity Issuances.

         Section 5.10 ADDITIONAL SUBSIDIARY GUARANTORS.

         The Credit Parties will cause each of their Domestic Subsidiaries, whether newly formed, after acquired or otherwise existing, to promptly become a Guarantor hereunder by way of execution of a Joinder Agreement. The guaranty obligations of any such Additional Credit Party shall be secured by, among other things, the Collateral of the Additional Credit Party.

         Section 5.11 COMPLIANCE WITH LAW.

         Each Credit Party will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could reasonably be expected to have a Material Adverse Effect.

         Section 5.12 PLEDGED ASSETS.

         Each Credit Party will, and will cause each of its Subsidiaries to be subject at all times to a first priority, perfected Lien with respect to all of each such Credit Party's and such Subsidiary's Collateral (subject in each case to Permitted Liens) in favor of the Administrative Agent pursuant to the terms and conditions of the Security Documents or such other security documents as the Administrative Agent shall reasonably request. Each Credit Party shall, and shall cause each of its Subsidiaries to, adhere to the covenants regarding the location of personal property as set forth in the Security Documents. Each Credit Party shall, and shall cause each of its Subsidiaries, promptly, and in any event within thirty (30) days after such Person shall have entered into any Government Contract, to (a) notify the Administrative Agent thereof, (b) execute an Instrument of Assignment together with a Notice of Assignment with respect to such Government Contract to the applicable contracting officer and the disbursing officer (with copies thereof delivered simultaneously to the Administrative Agent) and (c) provide an updated SCHEDULE A to the Lockbox Agreement to reflect the addition of such Government Contract to the Collateral subject to the terms thereof. Upon any Credit Party's receipt of any modification from the applicable Governmental Authority, the applicable Credit Party shall immediately forward such modification to the Administrative Agent.

         Section 5.13 BANK GROUP MEETING.

         Each Credit Party will, and will cause each of its Subsidiaries to, upon the request by the Required Lenders, be available for and participate in periodic meetings with the Lenders hereunder to discuss issues related to the management and operations of the Credit Parties' business and such other matters as may be necessary or desirable; provided, however that so long as no Default or Event of Default shall have occurred and be continuing, such meetings shall not be required more frequently than once per fiscal year of the Borrower.

         Section 5.14 EMPLOYEE BENEFIT PLANS.

         The Borrower shall not, and shall not permit any of its Subsidiaries or any ERISA Affiliate, without the prior approval of the Agents, (a) to establish or contribute to any Defined Benefit Plan or other employee benefit arrangement which provides post-retirement welfare benefits or "parachute payments" (within the meaning of Section 280G(b) of the Code); or (b) to amend any Plan if the effect of such amendment would cause such Plan to be a plan or arrangement described in clause (a) hereof.

         Section 5.15 INTEREST RATE PROTECTION.

         The Borrower shall, within 90 days of the Closing Date, enter into interest rate protection agreements protecting against fluctuations in interest rates as to which the material terms are satisfactory to the Administrative Agent, which agreements shall provide coverage in an amount not less than $62,500,000 and for a duration of not less than three years.

         Section 5.16 ENVIRONMENTAL COMPLIANCE.

         Within 60 days after the Closing Date, the Borrower shall provide evidence satisfactory to the Agents that procedures have been implemented to evaluate and bring into compliance as required under applicable Environmental Laws the ongoing compliance recommendations set forth on Schedule 5.16 as identified in those certain Phase I Environmental Site Assessments prepared by SCS Engineers with respect to the Properties located at 645 Anchors Street, Fort Walton Beach, Florida; 749 Beal Parkway, N.W., Fort Walton Beach, Florida; 128 South Industrial Boulevard, Enterprise, Alabama; and 4212 South Buckner Boulevard, Dallas, Texas.

         Section 5.17 FURTHER ASSURANCES.

         (a) As soon as practicable, but in any event within 60 days after the Closing Date, in the event Continental Electronics Corporation and each of its Subsidiaries have not been liquidated, the Borrower shall provide evidence satisfactory to the Agents that the stock pledge given by Continental Electronics Corporation is a valid stock pledge, which evidence may include, among other things, an amendment to the bylaws of Continental Electronics Corporation eliminating the restrictive legend required thereby or delivery of new stock certificates. In addition, if such liquidation does not occur within such 60 day period, each of the Subsidiaries of Continental Electronics Corporation shall enter into the Pledge Agreement and comply with all applicable requirements thereunder.

         (b) The Borrower shall liquidate and dissolve Anarad, Inc. as soon as practicable following the satisfaction of a judgment against Anarad, Inc. in that certain matter of ANARAD, INC. V. MILNUCORP.

         (c) As soon as practicable, but in any event within 30 days after the Closing Date, the Borrower shall deliver to the Agents copies of fully executed and sealed instruments of assignment ("INSTRUMENTS OF ASSIGNMENT") in the form supplied by the Agents to the Borrower, with all blanks properly completed, and copies of the corresponding notices of assignment ("NOTICES OF ASSIGNMENT"), with all blanks properly completed, for the Government Contracts identified by Agents on Schedule 5.17(c). The Borrower shall deliver each Notice of Assignment with the corresponding Instrument of Assignment attached thereto for each of such Government Contracts to the applicable contracting officer and the disbursing officer for each such Government Contract (with copies thereof delivered simultaneously to the Administrative Agent). Upon the Borrower's receipt of any modification of such Government Contracts from the applicable Governmental Authority, the Borrower shall immediately forward such modification to the Administrative Agent.

         (d) As soon as practicable, but in any event within 60 days after the Closing Date, the Borrower shall furnish evidence satisfactory to the Agents that the Borrower, or one of its Subsidiaries, has full title and ownership of a substantial portion of the patents and trademarks identified on Schedule 3.16, and in any event within 180 days after the Closing Date, any remaining portion of such patents and trademarks, free and clear of any liens and otherwise conforming to the representations and warranties set forth in Section 3.16, and shall execute and deliver to the Agents instruments, in a form suitable for filing with the United States Patent and

Trademark Office, that evidence the transfers of such patents and trademarks from LTV Aerospace and Defense, through any intermediate owners, to SierraTech, Inc.

         (e) As soon as practicable, but in any event within 30 days after the Closing Date, the Borrower shall deliver all of the real property collateral identified in Section 4.1(f) in form and substance satisfactory to the Agents.

         (f) As soon as practicable, but in any event within 60 days after the Closing Date, the Borrower shall provide (i) evidence satisfactory to the Agents that Coastal Lumber, S.A. has been liquidated and dissolved or (ii) a pledge of the stock of Coastal Lumber, S.A. in accordance with the provisions of the Pledge Agreement.

         Section 5.18 SPIN-OFF.

         The Spin-Off shall occur contemporaneously with the closing of the Acquisition or immediately thereafter on the Closing Date and Tech-Sym Corporation shall have made a contribution to the Borrower as required pursuant to the terms of Section 2.1(a) and such amounts shall have been applied in accordance with provisions thereof.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         The Credit Parties hereby covenant and agree that on the Closing Date, and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Credit Party Obligations, together with interest, Commitment Fee and all other amounts owing to the Administrative Agent or any Lender hereunder, are paid in full that:

         Section 6.1 INDEBTEDNESS.

         The Borrower will not, nor will it permit any Subsidiary to, contract, create, incur, assume or permit to exist any Indebtedness, except:

             (a) Indebtedness arising or existing under this Agreement and the other Credit Documents;

             (b) Indebtedness of the Borrower and its Subsidiaries existing as of the Closing Date as referenced in the financial statements referenced in Section 3.1 (and set out more specifically in SCHEDULE 6.1(b)) hereto and renewals, refinancings or extensions thereof in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension;

             (c) Indebtedness of the Borrower and its Subsidiaries incurred after the Closing Date consisting of Capital Leases or Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of an asset provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset; (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing; and (iii) the total amount of all such Indebtedness shall not exceed $1,000,000 at any time outstanding;

             (d) Unsecured intercompany Indebtedness among the Borrower and its Subsidiaries, PROVIDED that any such Indebtedness shall be (i) fully subordinated to the Credit Party Obligations hereunder on terms reasonably satisfactory to the Administrative Agent and (ii) to the extent the principal amount of such Indebtedness in the aggregate is equal to or greater than $250,000, evidenced by promissory notes which shall be pledged to the Administrative Agent as Collateral for the Credit Party Obligations;

             (e) Indebtedness and obligations owing under Hedging Agreements relating to the Loans hereunder and other Hedging Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes;

             (f) Indebtedness and obligations of Credit Parties owing under documentary letters of credit for the purchase of goods or other merchandise (but not under standby, direct pay or other letters of credit except for the Letters of Credit hereunder) generally;

             (g) Indebtedness in respect of Guaranty Obligations (other than Guaranty Obligations permitted pursuant to Sections 6.1(a) and 6.3) in an aggregate amount not to exceed $500,000 at any time outstanding;

             (h) Indebtedness owing under the Subordinated Notes; and

             (i) other Indebtedness of the Borrower and its Subsidiaries which does not exceed $500,000 in the aggregate at any time outstanding.

         Section 6.2 LIENS.

         The Borrower will not, nor will it permit any Subsidiary to, contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens.

         Section 6.3 GUARANTY OBLIGATIONS.

         The Borrower will not, nor will it permit any other Credit Party to, enter into or otherwise become or be liable in respect of any Guaranty Obligations (excluding specifically therefrom endorsements in the ordinary course of business of negotiable instruments for deposit or collection) other than (i) those in favor of the Lenders in connection herewith, (ii) Guaranty

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Obligations by the Borrower or its Subsidiaries of Indebtedness permitted under
Section 6.1(g) (except, as regards Indebtedness under Section 6.1(b) thereof, only if and to the extent such Indebtedness was guaranteed on the Closing Date) and (iii) Guaranty Obligations in respect of the Subordinated Notes.

         Section 6.4       NATURE OF BUSINESS.

         The Borrower will not, nor will it permit any other Credit Party to, alter the character of its business in any material respect from that conducted as of the Closing Date.

         Section 6.5 CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS, ETC.

         The Borrower will not, nor will it permit any Subsidiary to,

             (a) dissolve, liquidate or wind up its affairs, sell, transfer, lease or otherwise dispose of its property or assets or agree to do so at a future time except the following, without duplication, shall be expressly permitted:

                 (i) Specified Sales;

                 (ii) the sale, transfer, lease or other disposition of property or assets (A) to an unrelated party not in the ordinary course of business (other than Specified Sales), where and to the extent that they are the result of a Recovery Event or (B) the sale, lease, transfer or other disposition of machinery, parts and equipment no longer used or useful in the conduct of the business of the Borrower or any of its Subsidiaries, as appropriate, in its reasonable discretion, so long as and the net proceeds therefrom are used to repair or replace damaged property or to purchase or otherwise acquire new assets or property, PROVIDED that such purchase or acquisition is committed to within 180 days of receipt of the net proceeds and such purchase or acquisition is consummated within 270 days of receipt of such proceeds, PROVIDED, FURTHER, that pending any such purchase or acquisition, such proceeds shall be held in a cash collateral account pledged to the Administrative Agent for the ratable benefit of the Lenders;

                 (iii) the sale, lease or transfer of property or assets (at fair value) between the Borrower and any Guarantor;

                 (iv) the sale, lease or transfer of property or assets from a
             Credit Party other than the Borrower to another Credit Party;

                 (v) the sale, lease or transfer of property or assets not to exceed $1,000,000 in the aggregate in any fiscal year; and

                 (vi) the sale, transfer or other disposition of the Mortgaged
             Property located at 749 Beal Parkway, Fort Walton Beach, Florida so long as the net proceeds therefrom in an amount not to exceed $3,500,000 are used to (i)

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             purchase a new parcel of real property in the same general vicinity as said Mortgaged Property and (ii) construct a new facility thereon, provided that such construction shall commence within 180 days of Borrower's receipt of the net proceeds from such sale, transfer or other disposition;

         PROVIDED, that in each case at least 75% of the consideration received therefor by the Borrower or any such Subsidiary is in the form of cash or Cash Equivalents; PROVIDED, FURTHER, that with respect to sales of assets permitted hereunder only, the Administrative Agent shall be entitled, without the consent of the Required Lenders, to release its Liens relating to the particular assets sold, and in the event the requirements set forth in Section 6.5(a)(vi) above are satisfied, the Administrative Agent shall release its lien with respect to such Mortgaged Property; or

             (b) (i) purchase, lease or otherwise acquire (in a single transaction or a series of related transactions) the property or assets of any Person (other than purchases or other acquisitions of inventory, leases, materials, property and equipment in the ordinary course of business, except as otherwise limited or prohibited herein) provided that so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may acquire all or a majority of the Capital Stock or other ownership interest in any Person (in a similar or related line of business and which has earnings before interest, taxes, depreciation and amortization for the prior four fiscal quarters in an amount greater than $0) or all or a substantial portion of the assets, property and/or operations of a Person (in a similar or related line of business and which had earnings before interest, taxes, depreciation and amortization for the prior four fiscal quarters in an amount greater than $0) in an aggregate amount not to exceed $2,500,000 for any individual acquisition and $5,000,000 in the aggregate for all such acquisitions in any fiscal year; provided, however that after giving effect to any such acquisition otherwise permitted hereunder, there shall be not less than $5,000,000 of availability under Section 2.1 or (ii) enter into any transaction of merger or consolidation, except for (A) investments or acquisitions permitted pursuant to Section 6.6, and (B) the merger or consolidation of a Credit Party with and into another Credit Party, PROVIDED that if the Borrower is a party thereto, the Borrower will be the surviving corporation.

         Section 6.6 ADVANCES, INVESTMENTS AND LOANS.

         The Borrower will not, nor will it permit any Subsidiary to, lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person except for Permitted Investments.

         Section 6.7 TRANSACTIONS WITH AFFILIATES.

         Except as permitted in subsection (iv) of the definition of Permitted Investments and Section 6.17, the Borrower will not, nor will it permit any Subsidiary to, (a) enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or Affiliate other than on terms and conditions substantially as

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favorable as would be obtainable in a comparable arm's-length transaction with a
Person other than an officer, director, shareholder or Affiliate, (b) amend or terminate any existing agreement with any Affiliate, (c) purchase from or provide to an Affiliate any selling, general, management or administrative services, (d) directly or indirectly make any sales to or purchases from an Affiliate or (e) increase the compensation being paid to an Affiliate.

         Section 6.8 OWNERSHIP OF SUBSIDIARIES; RESTRICTIONS.

         The Borrower will not, nor will it permit any Subsidiary to, create, form or acquire any Subsidiaries, except for Domestic Subsidiaries which are joined as Additional Credit Parties in accordance with the terms hereof. The Borrower will not sell, transfer, pledge or otherwise dispose of any Capital Stock or other equity interests in any of its Subsidiaries, nor will it permit any of its Subsidiaries to issue, sell, transfer, pledge or otherwise dispose of any of their Capital Stock or other equity interests, except in a transaction permitted by Section 6.5.

         Section 6.9 FISCAL YEAR; ORGANIZATIONAL DOCUMENTS; MATERIAL CONTRACTS.

         The Borrower will not, nor will it permit any of its Subsidiaries to, change its fiscal year. The Borrower will not, nor will it permit any Subsidiary to, amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) without the prior written consent of the Required Lenders. The Borrower will not, nor will it permit any of its Subsidiaries to, without the prior written consent of the Administrative Agent, amend, modify, cancel or terminate or fail to renew or extend or permit the amendment, modification, cancellation or termination of any of the Material Contracts, except in the event that such amendments, modifications, cancellations or terminations could not reasonably be expected to have a Material Adverse Effect.

         Section 6.10 LIMITATION ON RESTRICTED ACTIONS.

         Except with respect to the Subordinated Notes as in effect on the Closing Date, the Borrower will not, nor will it permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to
(a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, or (e) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Agreement and the other Credit Documents, (ii) applicable law, (iii) any document or instrument governing Indebtedness incurred pursuant to Section 6.1(c), PROVIDED that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith or (iv) any Permitted Lien or any document or instrument governing any Permitted Lien, PROVIDED that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

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         Section 6.11 RESTRICTED PAYMENTS.

         The Borrower will not, nor will it permit any Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to any Credit Party (other than the Parent) (directly or indirectly through Subsidiaries) and (c) provided that no Default or Event of Default has occurred and is continuing at such time or would be directly or indirectly caused as a result thereof, the Borrower may pay cash distributions in respect of cash interest owing on the Subordinated Notes in an aggregate amount not to exceed $6,150,000 annually plus, to the extent applicable, any amounts then due and owing under the Subordinated Notes with respect to (i) deferred interest, (ii) default interest and (iii) obligations in respect of fees.

         Section 6.12 PREPAYMENTS OF INDEBTEDNESS, ETC.

         The Borrower will not, nor will it permit any Subsidiary to, after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness (including, without limitation, the Subordinated Notes or Subordinated Note Documents related thereto) if such amendment or modification would add or change any terms in a manner adverse to the issuer of such Indebtedness or the Lenders hereunder, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof.

         Section 6.13 SALE LEASEBACKS.

         The Borrower will not, nor will it permit any Subsidiary to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired in excess of $500,000 in the aggregate on an annual basis, (a) which the Borrower or any Subsidiary has sold or transferred or is to sell or transfer to a Person which is not the Borrower or any Subsidiary or (b) which the Borrower or any Subsidiary intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by the Borrower or any Subsidiary to another Person which is not the Borrower or any Subsidiary in connection with such lease.

         Section 6.14 NO FURTHER NEGATIVE PLEDGES.

         The Borrower will not, nor will it permit any Subsidiary to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (a) pursuant to this Agreement and the other Credit Documents, (b) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 6.1(c), PROVIDED that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith and
(c) in connection with any Permitted Lien or any document or

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instrument governing any Permitted Lien, PROVIDED that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

         Section 6.15 PARENT HOLDING COMPANY.


         The Parent shall not engage in any operations, business or activity other than holding all or substantially all of the Capital Stock of the Borrower.

         Section 6.16 LEASE OBLIGATIONS.

         The Credit Parties will not, nor will they permit any Subsidiaries, to enter into, assume or permit to exist any obligations with respect to Capital Leases or for the payment of rent under Operating Leases which in the aggregate for all such Persons in any fiscal year would be in excess of $6,500,000. Notwithstanding the foregoing, Borrower shall be permitted to become liable as a lessee with respect to an operating lease for the replacement facility for the Mortgaged Property located at 749 Beal Parkway, Fort Walton Beach, Florida in an amount not to exceed $250,000 annually.

         Section 6.17 MANAGEMENT FEE.

         So long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may accrue and pay management fees to the Sponsor and/or its Affiliates in an aggregate annual amount not to exceed $900,000.


                                   ARTICLE VII

                                EVENTS OF DEFAULT

         Section 7.1 EVENTS OF DEFAULT.

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "EVENT OF DEFAULT"):

             (a) The Borrower shall fail to pay any principal on any Note when due in accordance with the terms thereof or hereof; or the Borrower shall fail to reimburse the Issuing Lender for any LOC Obligations when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Note or any fee or other amount payable hereunder when due in accordance with the terms thereof or hereof and such failure shall continue unremedied for three (3) Business Days (or any Guarantor shall fail to pay on the Guaranty in respect of any of the foregoing or in respect of any other Guaranty Obligations thereunder); or

             (b) Any representation or warranty made or deemed made herein, in the Security Documents or in any of the other Credit Documents or which is contained in any certificate, document or financial or other statement furnished at any time under or in

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         connection with this Agreement shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made; or

             (c) (i) Any Credit Party shall fail to perform, comply with or observe any term, covenant or agreement applicable to it contained in
         Section 5.4, Section 5.7, Section 5.9, Section 5.17, Section 5.18 or
         Article VI hereof ; or (ii) any Credit Party shall fail to comply with any other covenant, contained in this Credit Agreement or the other Credit Documents or any other agreement, document or instrument among any Credit Party, the Administrative Agent and the Lenders or executed by any Credit Party in favor of the Administrative Agent or the Lenders (other than as described in Sections 7.1(a) or 7.1(c)(i) above), and in the event such breach or failure to comply is capable of cure, is not cured within thirty (30) days after the earlier of (A) notification from the Administrative Agent to the Borrower of the occurrence of such breach or failure to comply or (B) a Responsible Officer of the Borrower becoming aware of such breach or failure to comply; or

             (d) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Notes) in a principal amount outstanding of at least $250,000 in the aggregate for the Borrower and any of its Subsidiaries beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created; or
         (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness in a principal amount outstanding of at least $250,000 in the aggregate for the Borrower and its Subsidiaries or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

             (e) (i) The Parent, the Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Parent, the Borrower or any Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Parent, the Borrower or any Subsidiary any case, proceeding or other action of a nature referred to in clause
         (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Parent, the Borrower or any Subsidiary any case, proceeding or other action seeking issuance of a warrant of

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         attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Parent, the Borrower or any Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or
         (iii) above; or (v) the Parent, the Borrower or any Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (vi) any uninsured damage to or loses, theft or destruction of any assets of the Parent, the Borrower or any of its Subsidiaries shall occur that is in excess of $750,000; or

             (f) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid when due or covered by insurance) of $250,000 or more and all such judgments or decrees shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

             (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan (other than a Permitted Lien) shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a Trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower, any of its Subsidiaries or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, any Multiemployer Plan or (vi) any other similar event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

             (h) There shall occur a Change of Control; or

             (i) The Guaranty or any provision thereof shall cease to be in full force and effect or any Guarantor or any Person acting by or on behalf of any Guarantor shall deny or disaffirm any Guarantor's obligations under the Guaranty; or

             (j) Any other Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby (except as such documents may be

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         terminated or no longer in force and effect in accordance with the terms thereof, other than those indemnities and provisions which by their terms shall survive); or

             (k) Any default shall occur under any of the Subordinated Notes; or

             (l) (i) There shall be a material default under any Government Contract or other Material Contract; (ii) a notice of termination shall have been issued under any material Government Contract or other Material Contract; or (iii) a cure notice issued under any material Government Contract or other Material Contract shall remain uncured beyond (x) the expiration of the time period available to the Borrower or other Credit Party, as applicable, pursuant to such material Government Contract or other Material Contract and/or such cure notice (as the case may be), to cure the noticed default, or (y) the date on which the other contracting party is entitled to exercise its rights and remedies under the material Government Contract or other Material Contract as a consequence of such default; or

             (m) (i) Any Credit Party is debarred or suspended from contracting with any Governmental Authority; (ii) a notice of debarment or suspension has been issued to or received by any Credit Party; or (iii) an investigation or inquiry by any Governmental Authority relating to any Credit Party and involving fraud, deception or willful misconduct shall have been commenced in connection with any material Government Contract or other Material Contract or any Credit Party's activities which, if adversely determined, could reasonably be expected to result in the termination of such material Government Contract or other Material Contract or, with respect to any Credit Party's activities, could reasonably be expected to have a Material Adverse Effect.

             (n) Any payment required pursuant to the terms of the Keepwell Agreement to be made on the Keepwell Payment Date (as such term is defined therein) shall not have been made as provided therein.

         Section 7.2 ACCELERATION; REMEDIES.

         Upon the occurrence of an Event of Default, then, and in any such event, (a) if such event is an Event of Default specified in Section 7.1(e) above, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon), and all other amounts under the Credit Documents (including without limitation the maximum amount of all contingent liabilities under Letters of Credit) shall automatically and immediately become due and payable without notice or demand, and (b) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the written consent of the Required Lenders, the Administrative Agent may, or upon the written request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) the Administrative Agent may, or upon the written request of the Required Lenders, the Administrative Agent shall, by notice of default to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith and direct the Borrower to pay to the Administrative Agent cash collateral as security for the LOC

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Obligations for subsequent drawings under then outstanding Letters of Credit an amount equal to the maximum amount of which may be drawn under Letters of Credit then outstanding, whereupon the same shall immediately become due and payable.


                                  ARTICLE VIII

                                    THE AGENT

         Section 8.1 APPOINTMENT.

         Each Lender hereby irrevocably designates and appoints First Union National Bank as the Administrative Agent of such Lender under this Agreement, and each such Lender irrevocably authorizes First Union National Bank, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent.

         Section 8.2 DELEGATION OF DUTIES.

         The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Without limiting the foregoing, the Administrative Agent may appoint one of its affiliates as its agent to perform the functions of the Administrative Agent hereunder relating to the advancing of funds to the Borrower and distribution of funds to the Lenders and to perform such other related functions of the Administrative Agent hereunder as are reasonably incidental to such functions.

         Section 8.3 EXCULPATORY PROVISIONS.

         Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Credit Documents or for any failure of the Borrower to

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perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance by the Borrower of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower.

         Section 8.4 RELIANCE BY ADMINISTRATIVE AGENT.

         The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless (a) a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent and (b) the Administrative Agent shall have received the written agreement of such assignee to be bound hereby as fully and to the same extent as if such assignee were an original Lender party hereto, in each case in form satisfactory to the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Credit Documents in accordance with a request of the Required Lenders or all of the Lenders, as may be required under this Agreement, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         Section 8.5 NOTICE OF DEFAULT.

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED, HOWEVER, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Credit Agreement expressly requires that such action be taken, or not taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders, as the case may be.

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         Section 8.6 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS.

         Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

         Section 8.7 INDEMNIFICATION.

         The Lenders agree to indemnify the Administrative Agent in its capacity hereunder (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of any Credit Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Agent's gross negligence or willful misconduct, as determined by a court of competent jurisdiction. The agreements in this
Section 8.7 shall survive the termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

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         Section 8.8 ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY.

         The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         Section 8.9 SUCCESSOR ADMINISTRATIVE AGENT.

         The Administrative Agent may resign as Administrative Agent upon 30 days' prior notice to the Borrower and the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the Notes, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Agent's resignation as Administrative Agent, the provisions of this Section 8.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.1 AMENDMENTS, WAIVERS AND RELEASE OF COLLATERAL.

         Neither this Agreement, nor any of the Notes, nor any of the other Credit Documents, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section nor may be released except as specifically provided herein or in the Security Documents or in accordance with the provisions of this Section 9.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; PROVIDED, HOWEVER, that no such waiver and no such amendment, waiver, supplement, modification or release shall:

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             (i) reduce the amount or extend the scheduled date of maturity of any Loan or Note or any installment thereon, or reduce the stated rate of any interest or fee payable hereunder (other than interest at the increased post-default rate) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the written consent of each Lender directly affected thereby, or

             (ii) amend, modify or waive any provision of this Section 9.1 or reduce the percentage specified in the definition of Required Lenders, without the written consent of all the Lenders, or

             (iii) amend, modify or waive any provision of Article VIII without the written consent of the then Administrative Agent, or

             (iv) release any of the Guarantors from their obligations under the Guaranty, without the written consent of all of the Lenders, or

             (v) release all or substantially all of the Collateral, without the written consent of all of the Lenders, or

             (vi) without the consent of Lenders holding in the aggregate more than 50% of the outstanding Tranche A Term Loans and 50% of the outstanding Tranche B Term Loans, extend the time for or the amount or the manner of application of proceeds of any mandatory prepayment required by Section 2.8(b)(ii), (iii), (iv) or (v) hereof, or

             (vii) without the consent of Lenders holding in the aggregate more than 50% of the outstanding Tranche B Term Loans, amend any provision that changes the allocation of any mandatory and/or optional payments between the term loan facilities, or

             (viii) amend, modify or waive any provision of the Credit Documents requiring consent, approval or request of the Required Lenders or all Lenders, without the written consent of all of the Required Lenders or Lenders as appropriate and, PROVIDED, FURTHER, that no amendment, waiver or consent affecting the rights or duties of the Administrative Agent or the Issuing Lender under any Credit Document shall in any event be effective, unless in writing and signed by the Administrative Agent and/or the Issuing Lender, as applicable, in addition to the Lenders required hereinabove to take such action, or

             (ix) except as provided herein, permit additional Indebtedness to be secured by the Collateral, or

             (x) amend, modify or waive any provision of Section 5.17 without the written consent of the Required Lenders, the Agents and the Documentation Agent.

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         Any such waiver, any such amendment, supplement or modification and any such release shall apply equally to each of the Lenders and shall be binding upon the Borrower, the other Credit Parties, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver that specifically so provides, the Borrower, the other Credit Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Loans and Notes and other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         Notwithstanding any of the foregoing to the contrary, the consent of the Borrower shall not be required for any amendment, modification or waiver of the provisions of Article VIII (other than the provisions of Section 8.9); PROVIDED, HOWEVER, that the Administrative Agent will provide written notice to the Borrower of any such amendment, modification or waiver. In addition, the Borrower and the Lenders hereby authorize the Administrative Agent to modify this Credit Agreement by unilaterally amending or supplementing SCHEDULE 2.1(a) from time to time in the manner requested by the Borrower, the Administrative Agent or any Lender in order to reflect any assignments or transfers of the Loans as provided for hereunder; PROVIDED, HOWEVER, that the Administrative Agent shall promptly deliver a copy of any such modification to the Borrower and each Lender.

         Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of
Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

         Section 9.2 NOTICES.

         Except as otherwise provided in Article II, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) when transmitted via telecopy (or other facsimile device) to the number set out herein, (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case, addressed as follows in the case of the Borrower, the other Credit Parties and the Administrative Agent, and as set forth on SCHEDULE 9.2 in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

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        The Borrower         Integrated Defense Technologies, Inc.
        and the other        c/o The Veritas Capital Fund, L.P.
        Credit Parties:      660 Madison Avenue
                             New York, New York  10021
                             Attention:  Mr. Robert B. McKeon
                             Telecopier: (212) 688-9411
                             Telephone: (212) 688-0020

                             with a copy to:

                             Winston & Strawn
                             200 Park Avenue
                             New York, New York  10166
                             Attention:  Benjamin M. Polk, Esq.
                             Telecopier: (212) 294-4700
                             Telephone: (212) 294-2648

     The Administrative      First Union National Bank, as Administrative Agent
     Agent:                  Charlotte Plaza
                             201 South College Street, CP-23
                             Charlotte, North Carolina 28288-0680
                             Attention: Syndication Agency Services
                             Telecopier: (704) 383-0288
                             Telephone: (704) 383-3721

                             with a copy to:

                             First Union National Bank
                             One First Union Center, DC-5
                             Charlotte, North Carolina  28288-0737
                             Attention:  Scott Santa Cruz
                             Telecopier: (704) 715-1117
                             Telephone: (704) 383-1988

     The Syndication         CIBC World Markets Corp., as Syndication Agent
     Agent:                  350 South Grand Avenue, Suite 2600
                             Los Angeles, California  90071
                             Attention:  Dean J. Decker
                             Telecopier: (213) 346-0157
                             Telephone: (213) 617-6245

         Section 9.3 NO WAIVER; CUMULATIVE REMEDIES.

         No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof;

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nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         Section 9.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans, PROVIDED that all such representations and warranties shall terminate on the date upon which the Commitments have been terminated and all amounts owing hereunder and under any Notes have been paid in full.

         Section 9.5 PAYMENT OF EXPENSES AND TAXES.

         The Borrower agrees (a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, printing and execution of, and any amendment, supplement or modification to, this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, together with the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and to the Lenders (including reasonable allocated costs of in-house legal counsel), and (c) on demand, to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Credit Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Administrative Agent and their Affiliates harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Credit Documents and any such other documents and the use, or proposed use, of proceeds of the Loans (all of the foregoing, collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED, HOWEVER, that the Borrower shall not have any obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Administrative Agent or any such Lender, as determined by a court of competent jurisdiction. The agreements in this Section 9.5 shall survive repayment of the Loans, Notes and all other amounts payable hereunder.

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         Section 9.6 SUCCESSORS AND ASSIGNS; PARTICIPATIONS; PURCHASING LENDERS.

             (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement or the other Credit Documents without the prior written consent of each Lender.

             (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender, or any other interest of such Lender hereunder. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. No Lender shall transfer or grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the scheduled maturity of any Loan or Note or any installment thereon in which such Participant is participating, or reduce the stated rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of interest at the increased post-default rate) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without consent of any participant if the Participant's participation is not increased as a result thereof), (ii) release any of the Guarantors from their obligations under the Guaranty, (iii) release all or substantially all of the Collateral, or (iv) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement. In the case of any such participation, the Participant shall not have any rights under this Agreement or any of the other Credit Documents (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the Participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, PROVIDED that each Participant shall be entitled to the benefits of Sections 2.16, 2.17,
         2.18 and 9.5 with respect to its participation in the Commitments and the Loans outstanding from time to time; PROVIDED, that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

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

             (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time, sell or assign to any Lender or any affiliate or Related Fund thereof and with the consent of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower (in each case, which consent shall not be unreasonably withheld), to one or more additional banks or financial institutions or entities ("PURCHASING LENDERS"), all or any part of its rights and obligations under this Agreement and the Notes in minimum amounts of $1,000,000 with respect to its Revolving Commitment, its Revolving Loans, its Tranche A Term Loans, its Tranche B Term Loans or its LOC Commitment (or, if less, the entire amount of such Lender's obligations), pursuant to a Commitment Transfer Supplement, executed by such Purchasing Lender and such transferor Lender (and, in the case of a Purchasing Lender that is not then a Lender or an affiliate or Related Fund thereof, the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower), and delivered to the Administrative Agent for its acceptance and recording in the Register; PROVIDED, HOWEVER, that any sale or assignment to an existing Lender, or Affiliate or Related Fund thereof, shall not require the consent of the Administrative Agent or the Borrower nor shall any such sale or assignment be subject to the minimum assignment amounts specified herein. Upon such execution, delivery, acceptance and recording, from and after the Transfer Effective Date specified in such Commitment Transfer Supplement, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement (and, in the case of a Commitment Transfer Supplement covering all or the remaining portion of a transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto). Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Notes. On or prior to the Transfer Effective Date specified in such Commitment Transfer Supplement, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the Notes delivered to the Administrative Agent pursuant to such Commitment Transfer Supplement new Notes to the order of such Purchasing Lender in an amount equal to the Commitment assumed by it pursuant to such Commitment Transfer Supplement and, unless the transferor Lender has not retained a Commitment hereunder, new Notes to the order of the transferor Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the transferor Lender shall be returned by the Administrative Agent to the Borrower marked "canceled".

             (d) The Administrative Agent shall maintain at its address referred to in Section 9.2 a copy of each Commitment Transfer Supplement delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders

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


         and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. The Administrative Agent shall, upon request of the Syndication Agent and/or the Borrower, promptly provide the Syndication Agent or the Borrower, as applicable, with any updated list of Lenders their Commitments.

             (e) Upon its receipt of a duly executed Commitment Transfer Supplement, together with payment to the Administrative Agent by the transferor Lender or the Purchasing Lender, as agreed between them, of a registration and processing fee of $2,500.00 for each Purchasing Lender listed in such Commitment Transfer Supplement and the Notes subject to such Commitment Transfer Supplement, the Administrative Agent shall (i) accept such Commitment Transfer Supplement, (ii) record the information contained therein in the Register and (iii) give prompt notice of such acceptance and recordation to the Lenders and the Borrower.

             (f) The Borrower authorizes each Lender to disclose to any Participant or Purchasing Lender (each, a "TRANSFEREE") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement, in each case subject to Section 9.15.

             (g) At the time of each assignment pursuant to this Section 9.6 to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a 2.18 Certificate) described in Section 2.18.

             (h) Any Lender may at any time pledge all or any portion of its rights under this Agreement, including to any Federal Reserve Bank, to secure extensions of credit to such Lender; provided that no such assignment shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

         Section 9.7 ADJUSTMENTS; SET-OFF.

             (a) Each Lender agrees that if any Lender (a "BENEFITED LENDER") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7.1(e), or otherwise) in a greater

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         proportion than any such payment to or Collateral received by any other
         Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of the Lenders; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

             (b) In addition to any rights and remedies of the Lenders provided by law (including, without limitation, other rights of set-off), each Lender shall have the right, without prior notice to the Borrower or any Guarantor, any such notice being expressly waived by the Borrower and the Guarantors to the extent permitted by applicable law, upon the occurrence of any Event of Default, to setoff and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower or any Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Borrower or any Guarantor to such Lender hereunder and claims of every nature and description of such Lender against the Borrower or any Guarantor, in any currency, whether arising hereunder, under the Notes or under any documents contemplated by or referred to herein or therein, as such Lender may elect, whether or not such Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The aforesaid right of set-off may be exercised by such Lender against the Borrower or any Guarantor or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of the Borrower or any Guarantor, or against anyone else claiming through or against the Borrower or any such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the occurrence of any Event of Default. Each Lender agrees promptly to notify the Borrower and the Guarantors and the Administrative Agent after any such set-off and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application.

         Section 9.8 TABLE OF CONTENTS AND SECTION HEADINGS.

         The table of contents and the Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Agreement.

         Section 9.9 COUNTERPARTS.

         This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         Section 9.10 EFFECTIVENESS.

         This Credit Agreement shall become effective on the date on which all of the parties have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent pursuant to
SECTION 9.2 or, in the case of the Lenders, shall have given to the Administrative Agent written, telecopied or telex notice (actually received) at such office that the same has been signed and mailed to it.

         Section 9.11 SEVERABILITY.

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 9.12 INTEGRATION.

         This Agreement and the Notes represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Borrower or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Notes.

         Section 9.13 GOVERNING LAW.

         This Agreement and the Notes and the rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         Section 9.14 CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

         All judicial proceedings brought against the Borrower and/or any other Credit Party with respect to this Agreement, any Note or any of the other Credit Documents may be brought in any state or federal court of competent jurisdiction in the State of New York or the State of North Carolina, and, by execution and delivery of this Agreement, each of the Borrower and the other Credit Parties accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. Each of the Borrower and the other Credit Parties irrevocably agrees that all service of process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto, such service being hereby acknowledged by the each of the Borrower and the other Credit Parties to be effective and binding service in every respect. Each of the Borrower, the other Credit Parties, the Administrative Agent and the Lenders irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against the Borrower or the other Credit Parties in the court of any other jurisdiction.

         Section 9.15 [RESERVED].

         Section 9.16 CONFIDENTIALITY.

         The Administrative Agent and each of the Lenders agrees that it will use its best efforts not to disclose without the prior consent of the Borrower (other than to its officers, directors, employees, affiliates, agents, auditors or counsel or to another Lender) any information with respect to the Borrower and its Subsidiaries which is furnished pursuant to this Agreement, any other Credit Document or any documents contemplated by or referred to herein or therein and which is designated by the Borrower to the Lenders in writing as confidential or as to which it is otherwise reasonably clear such information is not public, except that any Lender may disclose any such information (a) as has become generally available to the public other than by a breach of this Section
9.16 by such Lender, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or the OCC or the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena or any law, order, regulation or ruling applicable to such Lender, (d) to any prospective Participant or assignee in connection with any contemplated transfer pursuant to Section 9.6, PROVIDED that such prospective transferee shall have been made aware of this Section 9.16 and shall have agreed to be bound by its provisions as if it were a party to this Agreement or (e) to rating agencies, GOLD SHEETS and other similar bank trade publications; such information to consist of deal terms and other information regarding the credit facilities evidenced by this Credit Agreement customarily found in such publications.

         Section 9.17 ACKNOWLEDGMENTS.

         The Borrower and the other Credit Parties each hereby acknowledges that:

             (a) it has been advised by counsel in the negotiation, execution and delivery of each Credit Document;

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

             (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any other Credit Party arising out of or in connection with this Agreement and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower and the other Credit Parties, on the other hand, in connection herewith is solely that of debtor and creditor; and

             (c) no joint venture exists among the Lenders or among the Borrower or the other Credit Parties and the Lenders.

         Section 9.18 WAIVERS OF JURY TRIAL.

         THE BORROWER, THE OTHER CREDIT PARTIES, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.


                                    ARTICLE X

                                    GUARANTY

         Section 10.1 THE GUARANTY.

         In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Guarantors from the Extensions of Credit hereunder, each of the Guarantors hereby agrees with the Administrative Agent and the Lenders as follows: the Guarantor hereby unconditionally, absolutely and irrevocably jointly and severally guarantees as primary obligor and not merely as surety (i) the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all Credit Party Obligations and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Credit Parties under or pursuant to the Credit Agreement and the other Credit Documents. If any or all of the Credit Party Obligations becomes due and payable hereunder, each Guarantor unconditionally promises to pay such indebtedness to the Administrative Agent and the Lenders, on order, or demand, together with any and all reasonable expenses (including costs and expenses of legal counsel) which may be incurred by the Administrative Agent or the Lenders in collecting any of the Credit Party Obligations.

         Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         Section 10.2 BANKRUPTCY.

         Additionally, each of the Guarantors unconditionally, absolutely and irrevocably guarantees jointly and severally as primary obligors and not merely as sureties the payment of any and all indebtedness of the Borrower to the Lenders whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 7.1(e), by acceleration or otherwise, and irrevocably and unconditionally promises to pay such Credit Party Obligations to the Administrative Agent for the account of the Lenders, or order, on demand, in lawful money of the United States. Each of the Guarantors further agrees that to the extent that the Borrower or a Guarantor shall make a payment or a transfer of an interest in any property to the Administrative Agent or any Lender, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Borrower or a Guarantor, the estate of the Borrower or a Guarantor, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

         Section 10.3 NATURE OF LIABILITY.

         The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by any such Guarantor, any other guarantor or by any other party, and no Guarantor's liability hereunder shall be affected or impaired by
(a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Administrative Agent or the Lenders on the indebtedness which the Administrative Agent or such Lenders repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

         Section 10.4 INDEPENDENT OBLIGATION.

         The obligations of each Guarantor hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other guarantor or the Borrower and whether or not any other Guarantor or the Borrower is joined in any such action or actions.

         Section 10.5 AUTHORIZATION.

         Each of the Guarantors authorizes the Administrative Agent and each Lender without notice or demand (except as shall be required by applicable statute and cannot be waived), and

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

without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof in accordance with this Agreement, including any increase or decrease of the rate of interest thereon, (b) take and hold security from any guarantor or any other party for the payment of this Guaranty or the indebtedness and exchange, enforce waive and release any such security, (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their discretion may determine and (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors.

         Section 10.6 RELIANCE.

         It is not necessary for the Administrative Agent or the Lenders to inquire into the capacity or powers of the Borrower or the officers, directors, members, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         Section 10.7 WAIVER; NO DISCHARGE OR DIMINISHMENT OF GUARANTEE.

             (a) This is a guaranty of payment and performance and not of collection. Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or any Lender to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party, or (iii) pursue any other remedy in the Administrative Agent's or any Lender's power whatsoever. Each of the Guarantors (i) waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party other than final and indefeasible payment in full of the indebtedness, including without limitation any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the illegality, invalidity or unenforceability of this Agreement, any Credit Document or the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the indebtedness and (ii) consents to each act, omission and other thing that would or might but for such consent affect or impair in any way the liability of any Guarantor hereunder except to the extent the indebtedness has been paid. The Administrative Agent or any of the Lenders may, at their election, foreclose on any security held by the Administrative Agent or a Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent and any Lender may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the indebtedness has been paid. Each of the Guarantors waives any defense arising out of any such election by the Administrative Agent and each of the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Borrower or any other party or any security.

             (b) The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Credit Party Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Credit Party Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Credit Party Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Documentation Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Credit Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise in the performance of the Credit Party Obligations, or the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Documentation Agent or any other Secured Party, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Credit Party Obligations).

             (c) Each of the Guarantors waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any Lender shall have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

             (d) Each of the Guarantors hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the U.S. Bankruptcy Code, or otherwise) to the claims of the Lenders against the Borrower or any other guarantor of the indebtedness of the Borrower owing to the Lenders (collectively, the "OTHER PARTIES") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty until such time as the Loans hereunder shall have been paid and the Commitments have been terminated. Each of the Guarantors hereby further agrees not to exercise any right to enforce any other remedy which the Administrative Agent and the Lenders now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrower and any benefit of, and any right to participate in, any security or Collateral given to or for the benefit of the Lenders to secure payment of the indebtedness of the Borrower until such time as the Loans hereunder shall have been paid and the Commitments have been terminated.

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

         Section 10.8 LIMITATION ON ENFORCEMENT.

         The Lenders agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Lenders and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Lenders under the terms of this Agreement. The Lenders further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of the Guarantors.

         Section 10.9 CONFIRMATION OF PAYMENT.

         The Administrative Agent and the Lenders will, upon request after payment of the indebtedness and obligations which are the subject of this Guaranty and termination of the Commitments relating thereto, confirm to the Borrower, the Guarantors or any other Person that the such indebtedness and obligations have been paid and the Commitments relating thereto terminated, subject to the provisions of Section 10.2.

         Section 10.10 TERMINATION.

         The guarantees made hereunder (a) shall terminate when all the Credit Party Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Credit Party Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

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

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Charlotte, North Carolina by its proper and duly authorized officers as of the day and year first above written.


BORROWER:                          INTEGRATED DEFENSE TECHNOLOGIES, INC.,
--------                           a Delaware corporation

                                   By: /S/ ROBERT B. MCKEON
                                       -------------------------------------
                                   Name:  Robert B. McKeon
                                   Title: President


GUARANTORS:                        IDT HOLDING, L.L.C.,
-----------                        a Delaware limited liability company

                                   By: /S/ ROBERT B. MCKEON
                                       --------------------------------------
                                       Name:  Robert B. McKeon
                                       Title: Managing Member


                                   TECH-SYM CORPORATION,
                                   a Nevada corporation

                                   By: /S/ ROBERT B. MCKEON
                                      ---------------------------------------
                                      Name:  Robert B. McKeon
                                      Title: Chairman


                                   METRIC SYSTEMS CORPORATION,
                                   a Florida corporation

                                   By: /S/ ROBERT B. MCKEON
                                      ---------------------------------------
                                      Name:  Robert B. McKeon
                                      Title: Chairman


                                   ENTERPRISE ELECTRONICS CORPORATION,
                                   an Alabama corporation

                                   By: /S/ ROBERT B. MCKEON
                                       --------------------------------------
                                       Name:  Robert B. McKeon
                                       Title: Chairman

                                   PEI ELECTRONICS, INC.,
                                   a Delaware corporation

                                   By: /S/ ROBERT B. MCKEON
                                       --------------------------------------
                                   Name:  Robert B. McKeon
                                   Title: Chairman


                                   SIERRATECH, INC.,
                                   a Delaware corporation

                                   By: /S/ ROBERT B. MCKEON
                                       --------------------------------------
                                   Name:  Robert B. McKeon
                                   Title: Chairman


                                   PARATECH CORPORATION,
                                   a Delaware corporation

                                   By: /S/ ROBERT B. MCKEON
                                       --------------------------------------
                                   Name:  Robert B. McKeon
                                   Title: President


                                   CONTINENTAL ELECTRONICS CORPORATION,
                                   a Nevada corporation

                                   By: S/ ROBERT B. MCKEON
                                       ---------------------------------------
                                   Name:  Robert B. McKeon
                                   Title: Chairman


                                   T-S HOLDING CORPORATION,
                                   a Texas corporation

                                   By: /S/ ROBERT B. MCKEON
                                       -------------------------------------
                                   Name:  Robert B. McKeon
                                   Title: President


                                   TECH-SYM MANAGEMENT CORPORATION,


                                   By: /S/ ROBERT B. MCKEON
                                       --------------------------------------
                                   Name:  Robert B. McKeon
                                   Title: Chairman

AGENT AND LENDERS:                 FIRST UNION NATIONAL BANK,
------------------                 as Administrative Agent and as a Lender

                                   By: /S/
                                       --------------------------------------
                                   Name:
                                   Title:


                                   CIBC WORLD MARKETS CORP.,
                                   as Syndication Agent

                                   By: /S/ PAUL J. CHAKMAK
                                       --------------------------------------
                                   Name:  Paul J. Chakmak
                                   Title: Managing Director


                                   CIBC INC.,
                                   as a Lender

                                   By: /S/ PAUL J. CHAKMAK
                                      ---------------------------------------
                                   Name:  Paul J. Chakmak
                                   Title: Managing Director,
                                          CIBC World Markets Corp., AS AGENT




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


                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:  /S/ MICHAEL REGAN
                                        -------------------------------------
                                   Name:    Michael Regan
                                        -------------------------------------
                                   Title:   Vice President
                                        -------------------------------------



                           [signature pages continue]

                                   ANTARES CAPITAL CORPORATION


                                   By:  /S/
                                       --------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title: Director
                                         ------------------------------------


                           [signature pages continue]

                                   MANUFACTURERS & TRADERS TRUST COMPANY


                                   By: /S/ WAYNE N. KELLER
                                       --------------------------------------
                                   Name:   Wayne N. Keller
                                        -------------------------------------
                                   Title:  Vice President
                                        --------------------------------------




                           [signature pages continue]

                                   NATIONAL CITY BANK


                                   By:  /S/ JOHN PLATER
                                       --------------------------------------
                                   Name:    John Plater
                                        -------------------------------------
                                   Title:   Account Officer
                                         ------------------------------------



                           [signature pages continue]

                                   CHASE MANHATTAN BANK, as Trustee of the
                                   Antares Funding Trust created under the
                                   Trust Agreement dated as of November 30, 1999


                                   By:  /S/ JUDITH DRUMMOND
                                       ---------------------------------------
                                   Name:    Judith Drummond
                                         -------------------------------------
                                   Title:   VP
                                          ------------------------------------



                           [signature pages continue]

                                   IBM CREDIT CORPORATION


                                   By:  /S/ THOMAS S. CURAIC
                                      ---------------------------------------
                                   Name:    Thomas S. Curaic
                                        -------------------------------------
                                   Title:   Manager of Credit
                                        -------------------------------------




                           [end of signature pages]


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